As Filed With the Securities and Exchange Commission on February 25, 1998

                                                       Registration No. 33-21119
                                                                        811-5320
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]


                       POST-EFFECTIVE AMENDMENT NO. 15                       [x]


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]


                              AMENDMENT NO. 19                               [x]



                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                            Baltimore, Maryland 21202
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 727-1700
                                                           --------------

                               Edward J. Veilleux
                                One South Street
                            Baltimore, Maryland 21202
                      -------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Richard W. Grant, Esquire
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                        Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)


    ___ immediately upon filing pursuant to paragraph (b)
    _x_ on March 1, 1998 pursuant to paragraph (b)
    ___ 60 days after filing pursuant to paragraph (a)(1)
    ___ 75 days after filing pursuant to paragraph (a)(2)
    ___ on [date] pursuant to paragraph (a)(2) of Rule 485
--------------------------------------------------------------------------------

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                          (Class A and Class B Shares)

                              Cross Reference Sheet


                                February 25, 1998

                                                                                Registration
                                                                                 Statement
Items Required by Form N-1A                                                       Heading
---------------------------                                                     ------------
Part A -          Information Required in a Prospectus
------


Item 1.           Cover Page  .....................................             Cover Page

Item 2.           Synopsis    .....................................             Fund Expenses

Item 3.           Condensed Financial Information  ................             Financial Highlights

Item 4.           General Description of Registrant  ..............             Investment Program;
                                                                                Investment Restrictions;
                                                                                General Information


Item 5.           Management of the Fund ..........................             Management of the Fund;
                                                                                Investment Advisor;
                                                                                Distributor; Custodian,
                                                                                Transfer Agent and
                                                                                ReAccounting Services


Item 5A.          Management's Discussion of Fund
                  Performance......................................             *

Item 6.           Capital Stock and Other Securities ..............             Cover Page; Dividends and
                                                                                Taxes; General Information

Item 7.           Purchase of Securities Being Offered ............             How to Invest in Fund;
                                                                                Distributor

Item 8.           Redemption or Repurchase ........................             How to Redeem Shares

Item 9.           Pending Legal Proceedings  ......................             **

----------------


* Information required by Item 5A is contained in Registrant's 1997 Annual Report to Shareholders.

** Omitted since the answer is negative or the item is not applicable.



Part B -             Information Required in a Statement of Additional Information
------
Item 10.             Cover Page ......................................          Cover Page

Item 11.             Table of Contents ...............................          Table of Contents

Item 12.             General Information and History .................          General Information and
                                                                                History

Item 13.             Investment Objectives and Policies  .............          Investment Objectives and
                                                                                Policies

Item 14.             Management of the Fund ..........................          Management of the Fund

Item 15.             Control Persons and Principal Holders
                     of Securities ...................................          Control Persons and Principal
                                                                                Holders of Securities

Item 16.             Investment Advisory and Other Services ..........          Investment Advisory and
                                                                                Other Services; Custodian,
                                                                                Transfer Agent and
                                                                                Accounting Services;
                                                                                Independent Accountants

Item 17.             Brokerage Allocation ............................          Brokerage

Item 18.             Capital Stock and Other Securities ..............          Capital Shares; Semi-Annual
                                                                                Reports

Item 19.             Purchase, Redemption and Pricing of
                     Securities Being Offered  .......................          Valuation of Shares and
                                                                                Redemption

Item 20.             Tax Status ......................................          Federal Tax Treatment of
                                                                                Dividends and Distributions

Item 21.             Underwriters ....................................          Distribution of Fund
                                                                                Shares

Item 22.             Calculation of Performance Data .................          Performance Information

Item 23.             Financial Statements ............................          Financial Statements

Part C -             Other Information
------
                     Part C contains the information required by the items contained therein under the items set forth in the form.


                               [GRAPHIC OMITTED]

                          EMERGING GROWTH FUND, INC.
                          (Class A and Class B Shares)



                   Prospectus & Application -- March 1, 1998


--------------------------------------------------------------------------------




This mutual fund (the "Fund") seeks long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

Shares of the Fund are available through your securities dealer or the Fund's transfer agent. This Prospectus relates to Flag Investors Class A Shares ("Class A Shares") and Flag Investors Class B Shares ("Class B Shares") of the Fund. The separate classes provide you with alternatives as to sales load and Fund expenses. (See "How to Invest in the Fund.")

This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated March 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

TABLE OF CONTENTS

Fund Expenses ...................................................    1
Financial Highlights ............................................    2
Investment Program ..............................................    4
Investment Restrictions .........................................    5
How to Invest in the Fund .......................................    5
How to Redeem Shares ............................................    9
Telephone Transactions ..........................................    9
Dividends and Taxes .............................................   10
Management of the Fund ..........................................   10
Investment Advisor ..............................................   11
Distributor .....................................................   11
Custodian, Transfer Agent and
   Accounting Services ..........................................   12
Performance Information .........................................   12
General Information .............................................   13
Application .....................................................  A-1

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES
--------------------------------------------------------------------------------




                                                                                       Class A            Class B
                                                                                        Shares            Shares
                                                                                    Initial Sales        Deferred
                                                                                        Charge         Sales Charge
Shareholder Transaction Expenses:                                                    Alternative        Alternative
                                                                                   ---------------   ----------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) ...........................................       4.50%*              None
Maximum Sales Charge Imposed on Reinvested Dividends ...........................       None                None
Maximum Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, whichever is lower) ...................................       0.50%*              4.00%**

Annual Fund Operating Expenses (as a percentage of average daily net assets):
Management Fees ................................................................       0.85%               0.85%
12b-1 Fees .....................................................................       0.25%               0.75%
Other Expenses (including a 0.25% shareholder servicing fee for Class B Shares)        0.34%               0.59%***
                                                                                     ------            -----------
Total Fund Operating Expenses ..................................................       1.44%               2.19%
                                                                                     ======            ===========

-----------
  * If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be required to pay a contingent deferred sales charge when you redeem your shares. (See "How to Invest in the Fund -- Class A Shares.")
 ** You will be required to pay a contingent deferred sales charge if you redeem your Class B Shares within six years of purchase. The amount of the charge declines in relation to the time you hold your shares. Class B Shares will automatically convert to Class A Shares six years after purchase. (See "How to Invest in the Fund -- Class B Shares.")
*** A portion of the shareholder servicing fee is allocated to your securities dealer and qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information about your investment.

Example:                                                    1 year     3 years     5 years     10 years
--------                                                    --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 invest-
ment, assuming (1) 5% annual return and (2) redemption at
the end of each time period:
 Class A Shares .........................................   $59        $89         $120        $ 210
 Class B Shares .........................................   $62        $99         $137        $ 216*
You would pay the following expenses on the same invest-
ment, assuming no redempton:*

 Class B Shares .........................................   $22        $69         $117        $ 216*

-----------

* Expenses assume that Class B Shares are converted to Class A Shares at the end of six years. Therefore, the expense figures assume six years of Class B expenses and four years of Class A expenses.

The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above table is to describe the various costs and expenses that you will bear directly or indirectly when you invest in the Fund. If you purchase shares of either class through a financial institution, you may be charged separate fees by that institution.

     The rules of the SEC require that the maximum sales charge be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (See "How to Invest in the Fund -- Class A Shares.") Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. if you hold your shares for a long time.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended October 31, 1997 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1997, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(For a share outstanding throughout each period)

                                                                                1997           1996          1995
                                                                           -------------   -----------   -----------
Per Share Operating Performance:
 Net asset value at beginning of period ................................     $ 19.14         $ 17.09       $ 12.90
                                                                             -------         -------       -------
Income from Investment Operations:
 Expenses in excess of income ..........................................      ( 0.18)         ( 0.15)       ( 0.09)
 Net realized and unrealized gain/(loss) on investments ................        4.95            3.10          4.32
 Effect of other capital share activity ................................          --              --            --
                                                                             --------        -------       -------
 Total from Investment Operations ......................................        4.77            2.95          4.23
                                                                             --------        -------       -------
Less Distributions:
 Distributions from net investment income and short-term gains .........      ( 0.21)         ( 0.30)           --
 Distributions from net realized mid-term and long-term gains ..........      ( 0.53)         ( 0.60)       ( 0.04)
                                                                             --------        -------       -------
 Total distributions ...................................................      ( 0.74)         ( 0.90)       ( 0.04)
                                                                             --------        -------       -------
 Net asset value at end of period ......................................     $ 23.17         $ 19.14       $ 17.09
                                                                             ========        =======       =======
Total Return(2) ........................................................       25.93%          18.19%        32.92%
Ratios to Average Daily Net Assets:
 Expenses ..............................................................        1.44%           1.50%         1.50%
 Expenses in excess of income ..........................................       (0.97)%         (0.83)%       (0.64)%
Supplemental Data:
 Net assets at end of period (000): ....................................     $71,123         $45,325       $38,127
 Portfolio turnover rate ...............................................          42%             24%           39%
 Average commissions per share(4) ......................................     $0.0736         $  0.07            --


-----------

(1) Commencecement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
(4) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------


                                     Class A
----------------------------------------------------------------------------------      For the Period
                          For the Year Ended October 31,                             December 30, 1987(1)
----------------------------------------------------------------------------------         through
     1994          1993          1992          1991          1990          1989       October 31, 1988
-------------  -----------  -------------  -----------  -------------  -----------  --------------------

  $  14.02       $ 13.53      $   15.23      $  8.93      $   14.90      $ 10.87         $  10.00
  --------       -------      ---------      -------      ---------      -------         --------
    ( 0.08)       ( 0.08)        ( 0.16)      ( 0.10)        ( 0.11)      ( 0.05)            0.10
      0.47          1.20         ( 1.54)        6.40         ( 4.00)        4.13           ( 0.88)
        --            --             --           --             --           --             1.65
  ---------      -------      ---------      -------      ---------      -------         ---------
      0.39          1.12         ( 1.70)        6.30         ( 4.11)        4.08             0.87
  ---------      -------      ---------      -------      ---------      -------         ---------

        --            --             --           --         ( 1.86)      ( 0.05)              --
    ( 1.51)       ( 0.63)            --           --             --           --               --
  ---------      -------      ---------      -------      ---------      -------         ---------
    ( 1.51)       ( 0.63)            --           --         ( 1.86)      ( 0.05)              --
  ---------      -------      ---------      -------      ---------      -------         ---------
  $  12.90       $ 14.02      $   13.53      $ 15.23      $    8.93      $ 14.90         $  10.87
  =========      =======      =========      =======      =========      =======         =========
      3.75%         8.33%        (11.16)%      70.55%        (31.63)%      37.64%            8.80%

      1.50%         1.50%          1.46%        1.50%          1.50%        1.49%            1.47%(3)
    ( 0.73)%      ( 0.52)%       ( 0.92)%     ( 0.76)%       ( 0.92)%     ( 0.42)%           1.02%(3)

  $ 23,302       $28,867      $  38,924      $48,656      $  31,678      $44,396         $ 26,159
        86%          133%            69%          79%            82%         108%             110%
        --            --             --           --             --           --               --



                Class B
-------------------------------------
                       For the Period
      For the         June 20, 1996(1)
    Year Ended           through
 October 31, 1997    October 31, 1996
------------------  -----------------

     $ 19.10             $ 19.22
     -------             -------
      ( 0.18)             ( 0.12)
        4.70                  --
          --                  --
    --------            --------
        4.52              ( 0.12)
    --------            --------

      ( 0.21)                 --
      ( 0.53)                 --
    --------            --------
      ( 0.74)                 --
    --------            --------
    $  22.88             $ 19.10
    ========            ========
       24.69%             ( 0.62)%

        2.19%               2.25%(3)
      ( 1.73)%            ( 1.67)%(3)

    $  5,719             $   772
          42%                 24%(3)
    $ 0.0736             $  0.07

INVESTMENT PROGRAM
--------------------------------------------------------------------------------
Investment Objective, Policies
and Risk Considerations

      The Fund's investment objective is long-term capital appreciation. The Fund will seek to accomplish its objective through investments in small and mid-sized emerging growth companies. There can be no assurance that the Fund will achieve its investment objective.

      In general, an emerging growth company with approximately $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor (the "Advisor") believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")

      The Fund will attempt to reduce the volatility inherent in the price of individual investments in this sector of the market by investing in a diversified portfolio of securities of companies that the Advisor believes are well managed and have experienced or have the potential to experience rapid growth in revenues, earnings, assets and cash flow. As an additional attempt to limit volatility, the Fund will invest in a broad cross-section of industries. While the Fund's investments in particular industries will change from time to time as investment opportunities change, it will invest primarily, but not exclusively, in companies in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

      The Advisor will seek to identify companies which, in its opinion, have the ability to sustain a relatively high level of growth and profitability. In selecting such companies, the Advisor will focus on a number of key criteria including: industry position, management quality and experience, accounting and financial policies, marketing and service capabilities and the productivity of the product development effort.

      Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

      The Fund may invest up to 20% of its assets in convertible securities which are fixed-income securities which may be converted at a stated price, within a specified period of time, into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

      In addition to the above, even under normal circumstances, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures rated in one of the three highest rating categories of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Advisor to be of equivalent quality), preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions.

      In addition, for temporary defensive purposes, the Fund may, without limit, hold money market instruments that are rated in the top two categories published by Moody's or S&P or, if unrated, of comparable quality as determined by the Advisor.

      The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid. (See "Investment Restrictions" in the Statement of Additional Information). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

      The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks.

1) Repurchase Agreements. The Fund may agree to purchase U.S. Government securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

2) Loans of Portfolio Securities. The Fund has the right to lend portfolio securities to approved institutional borrowers for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund's custodian, or another affiliate may act as securities lending agent.

Special Risk Considerations

      Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, you should not consider investing in this Fund if you are unable or unwilling to assume the risk of loss inherent in such a program, nor should you consider an investment in the Fund to be a balanced or complete investment program.

      The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The Fund is subject to a number of fundamental and non-fundamental investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN THE FUND
--------------------------------------------------------------------------------

      You may purchase Class A Shares and Class B Shares through your securities dealer or through any financial institution that is authorized to service shareholder accounts ("Shareholder Servicing Agents"). You may also purchase shares of either class by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form.

      The Class A and Class B alternatives permit you to choose the method of purchasing shares that is best for you given the amount of your purchase, the length of time you expect to hold your shares, and other circumstances. You should consider whether, during the anticipated life of your investment in the Fund, the combination of sales charge and distribution fee on Class A Shares is more favorable than the combination of distribution/service fees and contingent deferred sales charge on Class B Shares. In almost all cases, if you plan to purchase $100,000 or more of Fund shares you will pay lower aggregate charges and expenses by purchasing Class A Shares. (See "Fee Table.") Your securities dealer or Shareholder Servicing Agent and their investment representatives may receive different levels of compensation depending on which class of shares you buy.

      Your initial investment in either class must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. Subsequent investments may be as low as $100 if made monthly, but must be $250 if done quarterly. (See "Purchases Through Automatic Investing Plan" below).

      o There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans).

      You may purchase shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). Your purchase order will be executed at a per share purchase price equal to the net asset value next determined after it is received plus any applicable front-end sales charge (the "Offering Price"). If your purchase is made by mail, it must be accompanied by payment of the Offering Price. Purchases made through your securities dealer or Shareholder Servicing Agent must be in accordance with their payment procedures.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

      The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors. Because the classes of shares have different distribution/service fees, the net asset value per share of the classes differs at times.

Offering Price

      Your share purchase is made at the Offering Price, which for Class A Shares includes a sales charge that is calculated as a percentage of the Offering Price and for Class B Shares is net asset value.

Class A Shares

      The sales charge on Class A Shares, which decreases as the amount of purchase increases, is shown in the following table:

                                      Sales Charge              Dealer
                                         as % of             Compensation
                                -------------------------      as % of
                                 Offering     Net Amount       Offering
Amount of Purchase                 Price       Invested         Price
-----------------------------   ----------   ------------   -------------
Less than  $ 50,000..........     4.50%          4.71%          4.00%
$50,000  - $ 99,999..........     3.50%          3.63%          3.00%
$100,000 - $249,999..........     2.50%          2.56%          2.00%
$250,000 - $499,999..........     2.00%          2.04%          1.50%
$500,000 - $999,999..........     1.50%          1.52%          1.25%
$1,000,000 and over .........     None*          None*          None*

--------------------------------------------------------------------------------
* If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be subject to a contingent deferred sales charge when you redeem your shares. (See below.) The Fund's distributor may make payments to your securities dealer or Shareholder Servicing Agent in an amount up to 1.00% of the Offering Price.

      You may obtain reduced sales charges as set forth in the table above by accumulating purchase orders for, and existing investments in, Class A Shares of this Fund and Class A or Class D shares of any other Flag Investors fund. The applicable sales charge will be determined based on the total value of your current purchases plus the value of your existing investments. (For this purpose, existing investments will be valued at the higher of cost or current value.) You may combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose.

      To obtain the reduced sales charge through this right of accumulation, you must provide your securities dealer or Shareholder Servicing Agent with sufficient information to verify that you have such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      You may also obtain the reduced sales charges shown above by executing a written Letter of Intent that states your intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent does not require that you purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Class A Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if you do not purchase the full amount. Such escrowed shares will be redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. If you wish to enter into a Letter of Intent in conjunction with an investment in Class A Shares, you may do so by completing the appropriate section of the Application Form attached to this Prospectus.

      You will not be charged a sales charge on purchases of $1 million or more of Class A Shares. You may, however, be required to pay a contingent deferred sales charge if you redeem the purchased shares within 24 months. The charge will be made at the rate of 0.50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more if your securities dealer has agreed to return to the Fund's distributor (the "Distributor") any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

      You may purchase Class A Shares at net asset value (without sales charge) under the following circumstances:

1)  If you are purchasing shares in any of the following types of accounts:
    (i) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your broker or agent if you purchase shares in this manner;
  (ii)  A qualified retirement plan;
 (iii)  A Flag Investors fund payroll savings plan program.

2) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

3) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a full description of the conditions).

4) If you are a current or retired Director of the Fund, a director, an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Distributor, the Advisor and any broker-dealer authorized to sell Class A Shares.

      You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or Shareholder Servicing Agent for details.

Class B Shares

      You will not be charged a sales charge at the time of purchase of Class B Shares. However, you will be charged a contingent deferred sales charge on certain Class B Shares redeemed within six years of your purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B Shares redeemed or the total cost of such shares. No charge is assessed on redemptions of Class B Shares derived from reinvestment of dividends or capital gains distributions.

      In determining whether the contingent deferred sales charge is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that first, you have redeemed any Class B Shares in your account that represent reinvested dividends and distributions and second, Class B Shares you held the longest during the six-year period. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years since you purchased the shares (the "holding period"). For purposes of determining this holding period, all purchases during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the contingent deferred sales charge.

                        Contingent Deferred Sales Charge
Year Since Purchase      (as a percentage of the dollar
Payment was Made           amount subject to charge)
---------------------  ---------------------------------
First ..............                 4.0%
Second .............                 4.0%
Third ..............                 3.0%
Fourth .............                 3.0%
Fifth ..............                 2.0%
Sixth ..............                 1.0%
Thereafter .........                None*
--------------------------------------------------------------------------------
* As described more fully below, Class B Shares automatically convert to Class A Shares six years after the beginning of the calendar month of your purchase.

      Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge will be waived: (i) following your death or initial determination of disability (as defined in the Internal Revenue Code of 1986, as amended); or
(ii) to the extent that the redemption represents a minimum required distribution from your individual retirement account or other retirement plan. The waiver with respect to (i) above is only applicable in cases where your account is registered (a) in your individual name, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. You, or your representative, must notify the Fund's transfer agent (the "Transfer Agent") prior to the time of redemption if such circumstances exist and you are eligible for this waiver. For information on the imposition and waiver of the contingent deferred sales charge, contact the Transfer Agent.

      Automatic Conversion to Class A Shares. Six years after the beginning of the calendar month of your purchase, Class B Shares will automatically convert to

Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge. The conversion is not a taxable event to you.

      For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in your account will be considered to be held in a separate sub-account. Each time any Class B Shares in your account convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

      You may also purchase Class B Shares through a Systematic Purchase Plan. Contact your securities dealer or Shareholder Servicing Agent for details.

Purchases by Exchange

      You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A or Class B Shares, as applicable, without payment of the sales charges described above or any other charge. In addition, you may exchange Class A shares of any Flag Investors fund with a lower sales charge (with the exception of Flag Investors Cash Reserve Prime Class A Shares) for an equal dollar amount of Class A Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you may exchange them for Class A Shares if you pay the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption.

      When you acquire Fund shares through an exchange from another fund in the Flag Investors family of funds, the period for which the original shares were held prior to the exchange will be combined with the holding period of the shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable when those shares are redeemed.

      The net asset value of shares purchased and redeemed in an exchange request received on the same Business Day will be determined on that day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

      Your partnership interest in EGC Limited Partnership may be exchanged for an equal dollar amount of Class A Shares. The Distributor will tender your partnership interest offered for exchange for redemption by the issuer and will use the proceeds to purchase Class A Shares on your behalf. Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.

      You may exercise this exchange privilege with respect to other Flag Investors funds by telephone. (See "Telephone Transactions" below.)

      The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

Purchases Through Automatic Investing Plan

      You may elect to have a specified amount invested monthly or quarterly in either Class A Shares or Class B Shares. The amount specified will be withdrawn from your checking account using a pre-authorized check and will be invested in the class of shares selected at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by you or the Fund upon 30 days' prior written notice to the other party. If you wish to enroll in the Automatic Investing Plan or if you wish to obtain additional information, complete the appropriate section of the Application Form attached to this Prospectus.

Purchases Through Dividend Reinvestment

      Unless you elect otherwise, all income dividends and capital gains distributions will be reinvested in additional Fund shares of the same class at net asset value. You may elect to receive your distributions in cash or to terminate automatic reinvestment by completing the appropriate section of the attached Application Form or by giving written notice to the Transfer Agent at the address listed on the inside back cover of this Prospectus, either directly or through your securities dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

      You may also have your distributions invested in shares of other funds in the Flag Investors family of funds. Call your securities dealer or the Transfer Agent for additional information.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem all or part of your investment on any Business Day through your securities dealer, your Shareholder Servicing Agent or the Transfer Agent. You may redeem up to $50,000 of either class by telephone. (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of your order (or, if stock certificates have been issued for the shares to be redeemed, after you tender the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. You will be paid for redeemed shares by check which will be mailed within seven days after your redemption order is received in proper form.

      The Transfer Agent, your securities dealer or your Shareholder Servicing Agent may require the following documents in order to redeem your shares:

1) A letter of instructions, specifying your account number and the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which the account is maintained;


2) For redemptions in excess of $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

      Dividends payable up to the date of the redemption of shares will be paid on the next dividend payable date. If all of the shares in your account have been redeemed on a dividend payable date, the dividend will be remitted to you by check.

      The Fund has the power under its Articles of Incorporation to redeem your account upon 60 days' written notice if its value falls below $500 due to your redemptions.

Systematic Withdrawal Plan

      If you hold Class A Shares or Class B Shares having a value of $10,000 or more you may arrange to have a portion of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, your account may eventually be exhausted. Because Class A Share purchases include a sales charge that you will not recover at the time of redemption, you should not have a withdrawal plan in effect at the same time you are making recurring purchases. In addition, you may be subject to a contingent deferred sales charge upon redemption of Class B Shares. (See "How to Invest in the Fund--Class B Shares.") If you wish to participate in the Fund's Systematic Withdrawal Plan, complete the appropriate section of the Application Form attached to this Prospectus.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      You may redeem shares of either class in amounts up to $50,000 or exchange shares in any amount, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). Telephone transaction privileges are automatic unless you specifically request that no telephone redemptions or exchanges be accepted for your account. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

      A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) next determined on the following Business Day.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These proce-dures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each transaction requested by telephone. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in effecting telephone transactions. In such event, requests should be made by mail. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) in the form of annual dividends. The Fund anticipates that it will distribute substantially all of its "net capital gain" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are urged to consult with your tax advisor regarding any specific questions.

      The Statement of Additional Information sets forth further information concerning taxes.

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. Unless you are otherwise exempt, you will be generally subject to federal income tax on the amounts distributed to you, regardless of whether such distributions are paid in cash or reinvested in additional shares.

      You will be taxed on distributions from the Fund out of net capital gains, if any, as gains from the sale or exchange of a capital asset held for more than one year regardless of the length of time you have held the shares. You will be taxed on all other income distributions as ordinary income. If you are a corporate shareholder, you may be entitled to the dividends received deduction on a portion of dividends received from the Fund. You will be advised annually as to the federal income tax status of all distributions.

      Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      The sale, exchange, or redemption of Fund shares is a taxable event for you.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
      The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Advisor and with its distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Distributor and to the Advisor. A majority of the Directors of the Fund have no affiliation with the Distributor or the Advisor.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp., the Fund's investment advisor ("ICC" or the "Advisor"), is an indirect subsidiary of Bankers Trust New York Corporation and an affiliate of BT Alex. Brown Incorporated. ("BT Alex Brown") Since the mid 1970's, BT Alex. Brown, through subsidiaries and affiliates, has provided services to and in respect of emerging growth and later stage private companies in the United States, including research and analysis, venture capital participation, investment banking and investment advisory services. Subject to review by the Board of Directors and to any limitations imposed by applicable law, the Fund may purchase securities of such emerging growth companies. The Advisor is also the investment advisor to other mutual funds in the Flag Investors family of funds together with the fund and BT Alex. Brown Cash Reserve Fund, Inc., which funds together with the Fund had approximately $7.3 billion of assets as of December 31, 1997.

      The Advisor is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

      As compensation for its services for the fiscal year ended October 31, 1997, the Advisor received from the Fund a fee equal to 0.85% of the Fund's average daily net assets.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

Portfolio Manager

      Frederick L. Meserve, Jr., a Managing Director of BT Alex. Brown, has had primary responsibility for managing the Fund's assets since October of 1993. Mr. Meserve joined BT Alex. Brown in 1977. He has been a member of BT Alex. Brown's Investment Committee since 1979. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.

DISTRIBUTOR
--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor of each class of the Fund's shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Advisor.

      The Fund has adopted two separate Plans of Distribution, one with respect to the Class A Shares and one with respect to the Class B Shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including certain banks and BT Alex. Brown, to provide shareholder services, pursuant to which the Distributor may allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

      As compensation for providing distribution services for the Class A Shares for the period from August 31, 1997 through October 31, 1997, the Distributor received a fee equal to 0.25% (annualized) of the Class A Shares' average daily net assets.

      As compensation for providing distribution and shareholder servicing for the Class B Shares for the period from August 31, 1997 through October 31, 1997, the Distributor received a distribution fee equal to 0.75% (annualized) of the Class B Shares' average daily net assets and a shareholder servicing fee equal to 0.25% (annualized) of the Class B Shares' average daily net assets. The distribution fee is used to compensate the Distributor for its services and expenses in distributing the Class B Shares. The shareholder servicing fee is used to compensate the Distributor, securities dealers and Shareholder Servicing Agents for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information on your investment.

      Payments under the Plans are made as described above, regardless of the Distributor's actual cost of providing distribution services. If the cost of providing distribution services is less than the payments received, the Distributor may retain the unexpended portion of the distribution fee. The Distributor or the Advisor, and their respective affiliates, may make payments from their own resources to securities dealers or Shareholder Servicing Agents. Payments by the Distributor will include additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel).

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------

      Investment Company Capital Corp., is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1997, ICC received from the Fund a fee equal to 0.05% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

      From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge imposed on Class A Shares or including the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specific period covered by the total return figure, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Dow Jones Industrial Average, and the NASDAQ OTC Composite and OTC Industrial Indices. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to the account through which your shares may be purchased, although not included in calculations of performance, will reduce your performance results.

GENERAL INFORMATION
--------------------------------------------------------------------------------
Description of Shares

      The Fund is an open-end, diversified management investment company organized under the laws of the State of Maryland on July 2, 1987 and is authorized to issue 20 million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is October 31.

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Emerging Growth Fund Class A Shares" and "Flag Investors Emerging Growth Fund Class B Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby: "Flag Investors Emerging Growth Fund Institutional Shares" and "Alex. Brown Capital Advisory & Trust Emerging Growth Shares." Additional information concerning the Fund's other classes of shares may be obtained by calling the Fund at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A or Class B Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different sales load structures, distribution/service fees or other expenses and, accordingly, the net asset value per share of classes may differ at times.

Annual Meetings

      Unless required by Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

Reports

      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

Shareholders Inquiries

      If you have questions concerning your shares, you should contact the Transfer Agent at (800) 553-8080, the Fund at (800) 767-FLAG, or your securities dealer or Shareholder Servicing Agent.

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "Flag Investors Emerging Growth
Fund, Inc." and mail with this Application to:

For assistance in completing this Application please call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

  Flag Investors Funds               To open an IRA account, please call
  P.O. Box 419663                    1-800-767-3524 to request an IRA Attn:
  Kansas City, MO 64141-6663         Flag Investors Emerging Growth Fund, Inc.
                                     information kit.

I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)

[ ] Class A Shares (4.5% maximum initial sales charge) in the amount of $______________

[ ] Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $____________

                    Your Account Registration (Please Print)


Existing Account No., if any: __________________________
Individual or Joint Tenant

_____________________________________________________
First Name        Initial          Last Name

_____________________________________________________
Social Security Number

_____________________________________________________
Joint Tenant      Initial          Last Name




Corporations, Trusts, Partnerships, etc.

_____________________________________________________
Name of Corporation, Trust or Partnership

_____________________________________________________
Tax ID Number           Date of Trust

_____________________________________________________
Name of Trustees (If to be included in the Registration)

_____________________________________________________
For the Benefit of

Gifts to Minors

_____________________________________________________
Custodian's Name (only one allowed by law)

_____________________________________________________
Minor's Name (only one)

_____________________________________________________
Social Security Number of Minor


under the _______________________ Uniform Gifts to Minors Act
            State of Residence

Mailing Address

_____________________________________________________
Street

_____________________________________________________
City                             State        Zip


(____)_______________________________________________
Daytime Phone

               Letter of Intent -- Class A Shares only (Optional)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors Emerging Growth Fund, Inc., as shown below, in an aggregate amount at least equal to:

    [ ] $50,000  [ ] $100,000  [ ] $250,000  [ ] $500,000  [ ] $1,000,000

            Right of Accumulation -- Class A Shares only (Optional)


List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify for this purchase.


    Fund Name       Account No.         Owner's Name           Relationship
    ---------       -----------         ------------           ------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                              Distribution Options
Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.
      Income Dividends                            Capital Gains
      [ ] Reinvested in additional shares         [ ] Reinvested in additional
                                                      shares
      [ ] Paid in Cash                            [ ] Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                       Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $ ____________ in Class A Shares or $ ____________ in Class B Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class
Subsequent Investments (check one):   [ ] Monthly ($100 minimum per class)
                                      [ ] Quarterly ($250 minimum per class)

                                                   Please attach a voided check.

__________________________________    _________________________________________
Bank Name                             Depositor's Signature               Date

__________________________________    _________________________________________
Existing Flag Investors Fund Account  Depositor's Signature               Date
No., if any                           (if joint acct., both must sign)


                     Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of ____________________, 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $ ___________, from Class A Shares and/or $_____________ from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

  Frequency (check one):
                 [ ] Monthly   [ ] Quarterly (January, April, July, and October)

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

No, I/We do not want:   [ ] Telephone redemption privileges
                        [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

   Bank: ___________________________    Bank Account No.: ______________________
Address: ___________________________    Bank Account Name: _____________________
         ___________________________

                      Signature and Taxpayer Certification

--------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.



By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
    [ ] I certify that (1) the number shown above on this form is the correct
        Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer
        Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9.
        You may request such form by calling the Transfer Agent at 800-882-8585.)

[ ] Non-U.S. Citizen/Taxpayer:
    Indicated country of residence for tax purposes: _________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
--------------------------------------------------------------------------------

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

__________________________________    __________________________________________
Signature                     Date    Signature (if a joint account,        Date
                                      both must sign)

--------------------------------------------------------------------------------
For Dealer Use Only
Dealer's Name:    _____________________    Dealer Code: ________________________
Dealer's Address: _____________________    Branch Code: ________________________
                  _____________________

Representative:   _____________________    Rep. No.:    ________________________

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.

                         (Class A and Class B Shares)








                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202




         Distributor                               Independent Accountants
    ICC DISTRIBUTORS, INC.                         COOPERS & LYBRAND L.L.P.
        P.O. Box 7558                              2400 Eleven Penn Center
    Portland, Maine 04101                      Philadelphia, Pennsylvania 19103




           Custodian                                    Fund Counsel
     BANKERS TRUST COMPANY                       MORGAN, LEWIS & BOCKIUS LLP
      130 Liberty Street                            2000 One Logan Square
  New York, New York 10006                     Philadelphia, Pennsylvania 19103




                                 Transfer Agent
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                           Baltimore, Maryland 21202
                                1-800-553-8080

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                             (Institutional Shares)

                              Cross Reference Sheet


                                February 25, 1998


                                                                                 Registration
                                                                                  Statement
Items Required by Form N-1A                                                        Heading
----------------------------                                                     ------------
Part A -             Information Required in a Prospectus
------

Item 1.              Cover Page  ....................................           Cover Page

Item 2.              Synopsis     ...................................           Fund Expenses

Item 3.              Condensed Financial Information  ...............           Financial Highlights

Item 4.              General Description of Registrant  .............           Investment Program;
                                                                                Investment Restrictions;
                                                                                General Information

Item 5.              Management of the Fund .........................           Management of the Fund;
                                                                                Investment Advisor;
                                                                                Distributor; Custodian,
                                                                                Transfer Agent and
                                                                                Accounting Services

Item 5A.             Management's Discussion of Fund
                     Performance.....................................           *

Item 6.              Capital Stock and Other Securities .............           Cover Page; Dividends and
                                                                                Taxes; General Information

Item 7.              Purchase of Securities Being Offered ...........           How to Invest in Institutional
                                                                                Shares; Distributor

Item 8.              Redemption or Repurchase .......................           How to Redeem Institutional
                                                                                Shares

Item 9.              Pending Legal Proceedings  .....................           **


----------------

* Information required by Item 5A is contained in Registrant's 1997 Annual Report to Shareholders.

**  Omitted since the answer is negative or the item is not applicable.



Part B -             Information Required in a Statement of Additional Information
------

Item 10.             Cover Page ......................................          Cover Page

Item 11.             Table of Contents ...............................          Table of Contents

Item 12.             General Information and History .................          General Information
                                                                                and History

Item 13.             Investment Objectives and Policies  .............          Investment Objectives and
                                                                                Policies

Item 14.             Management of the Fund ..........................          Management of the
                                                                                Fund

Item 15.             Control Persons and Principal Holders
                     of Securities ...................................          Control Persons and
                                                                                Principal Holders of
                                                                                Securities

Item 16.             Investment Advisory and Other Services ..........          Investment Advisory
                                                                                and Other Services;
                                                                                Custodian, Transfer Agent
                                                                                and Accounting Services;
                                                                                Independent Accountants

Item 17.             Brokerage Allocation ............................          Brokerage

Item 18.             Capital Stock and Other Securities ..............          Capital Shares; Semi-Annual
                                                                                Reports

Item 19.             Purchase, Redemption and Pricing of
                     Securities Being Offered  .......................          Valuation of
                                                                                Shares and Redemption

Item 20.             Tax Status ......................................          Federal Tax Treatment of
                                                                                Dividends and Distributions

Item 21.             Underwriters ....................................          Distribution of Fund
                                                                                Shares

Item 22.             Calculation of Performance Data .................          Performance Information

Item 23.             Financial Statements ............................          Financial Statements

Part C -             Other Information

                     Part C contains the information required by the items contained therein under the items set forth in the form.


                             [FLAG LOGO GRAPHIC]

                          EMERGING GROWTH FUND, INC.

                            (Institutional Shares)



                   Prospectus & Application -- March 1, 1998


--------------------------------------------------------------------------------


This mutual fund (the "Fund") seeks long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through your securities dealer or the Fund's transfer agent and may be purchased only by eligible institutions or by clients of investment advisory affiliates of BT Alex. Brown Incorporated ("BT Alex. Brown"). (See "How to Invest in Institutional Shares.")

This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated March 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.



TABLE OF CONTENTS
Fund Expenses .................................    1
Financial Highlights ..........................    1
Investment Program ............................    3
Investment Restrictions .......................    4
How to Invest in Institutional Shares .........    4
How to Redeem Institutional Shares ............    5
Telephone Transactions ........................    5
Dividends and Taxes ...........................    6
Management of the Fund ........................    7
Investment Advisor ............................    7
Distributor ...................................    7
Custodian, Transfer Agent and Accounting
   Services ...................................    7
Performance Information .......................    8
General Information ...........................    8
Application ...................................   A-1



THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FUND EXPENSES
--------------------------------------------------------------------------------

Shareholder Transaction Expenses:



Maximum Sales Charge Imposed on Purchases ...............................................  None
Maximum Sales Charge Imposed on Reinvested Dividends ....................................  None
Maximum Deferred Sales Charge  ..........................................................  None
Annual Fund Operating Expenses:
 (as a percentage of average daily net assets)
Management Fees .........................................................................  0.85%
12b-1 Fees ..............................................................................  None
Other Expenses ..........................................................................  0.34%
                                                                                           ----
Total Fund Operating Expenses ...........................................................  1.19%
                                                                                           ====




Example:                                                   1 year     3 years     5 years     10 years
--------------------------------------------------------   --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period: ............     $12        $38         $65         $144



The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above table is to describe the various costs and expenses that you will bear indirectly when you invest in Institutional Shares. If you purchase Institutional Shares through a financial institution you may be charged separate fees by that institution.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended October 31, 1997 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1997, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

--------------------------------------------------------------------------------

(For a Share outstanding throughout each period)



                                                                             For the         For the Period
                                                                            Year Ended      November 2, 1995(1)
                                                                           October 31,     through October 31,
                                                                               1997               1996
                                                                          -------------   --------------------
Per Share Operating Performance:
 Net asset value at beginning of period ...............................    $  19.15            $  17.45
                                                                           --------            --------
Income from Investment Operations:
 Expenses in excess of income .........................................       (0.26)              (0.12)
 Net realized and unrealized gain on investments ......................        5.10                2.72
                                                                           ---------           ---------
 Total from Investment Operations .....................................        4.84                2.60
Less Distributions:
 Distributions from net realized short-term gains .....................       (0.21)              (0.30)
 Distributions from net realized mid-term and long-term gains .........       (0.53)              (0.60)
                                                                           ---------           ---------
 Total distributions ..................................................       (0.74)              (0.90)
                                                                           ---------           ---------
 Net asset value at end of period .....................................    $  23.25            $  19.15
                                                                           =========           =========
Total Return ..........................................................       26.36%              16.48%
Ratios to Average Daily Net Assets:
 Expenses .............................................................        1.19%               1.25%(2)
 Expenses in excess of income .........................................       (0.74)%             (0.61)%(2)
Supplemental Data:
 Net assets at end of period (000) ....................................    $ 13,068            $ 19,751
 Portfolio turnover rate ..............................................          42%                 24%(2)
 Average commissions per share ........................................    $ 0.0736            $ 0.0700



-----------
(1) Commencement of operations.
(2) Annualized.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies
and Risk Considerations

      The Fund's investment objective is long-term capital appreciation. The Fund will seek to accomplish its objective through investments in small and mid-sized emerging growth companies. There can be no assurance that the Fund will achieve its investment objective.

      In general, an emerging growth company with approximately $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor (the "Advisor") believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")

      The Fund will attempt to reduce the volatility inherent in the price of individual investments in this sector of the market by investing in a diversified portfolio of securities of companies that the Advisor believes are well managed and have experienced or have the potential to experience rapid growth in revenues, earnings, assets and cash flow. As an additional attempt to limit volatility, the Fund will invest in a broad cross-section of industries. While the Fund's investments in particular industries will change from time to time as investment opportunities change, it will invest primarily, but not exclusively, in companies in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

      The Advisor will seek to identify companies which, in its opinion, have the ability to sustain a relatively high level of growth and profitability. In selecting such companies, the Advisor will focus on a number of key criteria including: industry position, management quality and experience, accounting and financial policies, marketing and service capabilities and the productivity of the product development effort.

      Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

      The Fund may invest up to 20% of its assets in convertible securities which are fixed-income securities which may be converted at a stated price, within a specified period of time, into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

      In addition to the above, even under normal circumstances, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures rated in one of the three highest rating categories of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Advisor to be of equivalent quality), preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions.

      In addition, for temporary defensive purposes, the Fund may, without limit, hold money market instruments that are rated in the top two categories published by Moody's or S&P or, if unrated, of comparable quality as determined by the Advisor.

      The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid. (See "Investment Restrictions" in the Statement of Additional Information.) Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

      The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks.

1) Repurchase Agreements. The Fund may agree to purchase U.S. Government securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

2) Loans of Portfolio Securities. The Fund has the right to lend portfolio securities to approved institutional borrowers for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund's custodian or another affiliate may act as securities lending agent.

Special Risk Considerations

      Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, you should not consider investing in this Fund if you are unable or unwilling to assume the risk of loss inherent in such a program, nor should you consider an investment in the Fund a balanced or complete investment program.

      The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The Fund is subject to a number of fundamental and non-fundamental investment restrictions that are set forth in the Statement of Additional Information.


HOW TO INVEST IN INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may purchase Institutional Shares if you are either of the following:

      1. An eligible institution (e.g., a financial institution, corporation, investment counselor, qualified retirement plan, trust, estate or educational, religious or charitable institution). If you are a qualified retirement plan, your initial investment must be at least $1,000,000. If you are any of the other institutions listed, your initial investment must be at least $500,000. You may purchase Institutional Shares through your securities dealer or through any financial institution that is authorized to service shareholder accounts ("Shareholder Servicing Agents"). You may also purchase Institutional Shares by completing the attached Application Form and returning it, together with payment of the purchase price, as instructed.

      2. A client of an investment advisory affiliate of BT Alex. Brown purchasing shares in your investment advisory account. Your initial or subsequent investments may be in any amount. Your investment advisor will assist you in purchasing Institutional Shares.

      You may purchase Institutional Shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). Your purchase order will be executed at a per share purchase price equal to the net asset value next determined after it is received.

Purchases made through your securities dealer or Shareholder Servicing Agent must be in accordance with their payment procedures.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

      The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

Purchases by Exchange

      You may exchange Institutional shares of other Flag Investors funds that you own for an equal dollar amount of Institutional Shares of the Fund by notifying the Fund's transfer agent (the "Transfer Agent") by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern time) (see "Telephone Transactions" below) or by regular or express mail at the address listed on the inside back cover of this Prospectus. If your shares are held in an account with your securities dealer, Shareholder Servicing Agent or investment advisor, ask them to effect the exchange for you.

      The net asset value of Institutional Shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

      The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

Other Information

      In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued.


HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may redeem all or part of your investment on any Business Day through your securities dealer, your Shareholder Servicing Agent or the Transfer Agent. You may redeem up to $500,000 worth of Institutional Shares by telephone. (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share next determined after receipt of your order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. You will be paid for redeemed Institutional Shares by wire transfer of funds to your securities dealer, Shareholder Servicing Agent or bank, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Dividends payable up to the date of redemption of Institutional Shares will be paid on the next dividend payable date. If all of the Institutional Shares in your account have been redeemed on a dividend payment date, the dividend will be remitted by wire to your securities dealer, Shareholder Servicing Agent or bank.

      The Fund has the power, under its Articles of Incorporation, to redeem your account upon 60 days' written notice if its value falls below $500 due to your redemptions.


TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      You may redeem Institutional Shares in amounts up to $500,000, or exchange Institutional shares of other Flag Investors funds in any amount by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). If your shares are held in an account with your securities dealer, Shareholder Servicing Agent or investment advisor, ask them to effect your transaction. Telephone transaction privileges are automatic unless you specifically request that no telephone redemptions or exchanges be accepted for your account. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

      A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each transaction requested by telephone. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) in the form of annual dividends. The Fund anticipates that it will distribute substantially all of its "net capital gain" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution.

      Unless you elect otherwise, all income dividends and net capital gains distributions, if any, will be reinvested in additional Institutional Shares at net asset value. You may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent at the address listed on the inside back cover of this Prospectus, either directly or through your securities dealer or Shareholder Servicing Agent at least five days before the next date on which dividends or distributions will be paid.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are urged to consult with your tax advisor regarding specific questions.

      The Statement of Additional Information sets forth further information concerning taxes.

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. Unless you are otherwise exempt, you will be generally subject to income tax on the amounts distributed to you, regardless of whether such distributions are paid in cash or reinvested in additional Institutional Shares.

      You will be taxed on distributions from the Fund out of net capital gains, if any, as gains from the sale or exchange of a capital asset held for more than one year regardless of the length of time you have held the Institutional Shares. You will be taxed on all other income distributions as ordinary income. If you are a corporate Shareholder you may be entitled to the dividends received deduction on a portion of dividends received from the Fund. You will be advised annually as to the tax status of all distributions.

      Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      The sale, exchange, or redemption of Institutional Shares is a taxable event for you.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
      The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Advisor and with its distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Distributor and to the Advisor. A majority of the Directors of the Fund have no affiliation with the Distributor or the Advisor.


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp., the Fund's investment advisor ("ICC" or the "Advisor"), is an indirect subsidiary of Bankers Trust New York Corporation and an affiliate of BT Alex. Brown. Since the mid 1970's, BT Alex. Brown, through subsidiaries and affiliates, has provided services to and in respect of emerging growth and later stage private companies in the United States, including research and analysis, venture capital participation, investment banking and investment advisory services. Subject to review by the Board of Directors and to any limitations imposed by applicable law, the Fund may purchase securities of such emerging growth companies. The Advisor is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc., which funds together with the Fund had approximately $7.3 billion of assets as of December 31, 1997.

      The Advisor is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

      As compensation for its services for the fiscal year ended October 31, 1997, the Advisor received from the Fund a fee equal to 0.85% of the Fund's average daily net assets.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund (See "Custodian, Transfer Agent and Accounting Services.")


Portfolio Manager

      Frederick L. Meserve, Jr., a Managing Director of BT Alex. Brown, has had primary responsibility for managing the Fund's assets since October of 1993. Mr. Meserve joined BT Alex. Brown in 1977. He has been a member of BT Alex. Brown's Investment Committee since 1979. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.


DISTRIBUTOR
--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor of each class of the Fund's shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offfers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Advisor. ICC Distributors receives no compensation for distributing the Institutional Shares.

      The Distributor bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to individuals and entities other than Fund shareholders. The Advisor or its affiliates may make payments from its own resources to securities dealers and Shareholder Servicing Agents.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

--------------------------------------------------------------------------------

      Investment Company Capital Corp., is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1997, ICC received from the Fund a fee equal to 0.05% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Dow Jones Industrial Average, and the NASDAQ OTC Composite and OTC Industrial Indices. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to accounts through which your Institutional Shares may be purchased, although not included in calculations of performance, will reduce your performance results.


GENERAL INFORMATION
--------------------------------------------------------------------------------
Description of Shares

      The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on July 2, 1987 and is authorized to issue 20 million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is October 31.

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Emerging Growth Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have three other classes of shares in addition to the shares offered hereby: "Flag Investors Emerging Growth Fund Class A Shares," "Flag Investors Emerging Growth Fund Class B Shares" and "Alex. Brown Capital Advisory & Trust Emerging Growth Shares." Additional information concerning the Fund's other classes of shares may be obtained by calling the Fund at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of classes may differ at times.


Annual Meetings

      Unless required by Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

Reports

      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

Shareholder Inquiries

      If you have questions concerning your Institutional Shares, you should contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080 or your securities dealer or Shareholder Servicing Agent.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                            (INSTITUTIONAL SHARES)
                            NEW ACCOUNT APPLICATION

------------------------------------------------------------------------------------------------------------------------------------
Send completed Application by overnight carrier to:       For assistance in completing this Application please call: 1-800-553-
  Flag Investors Funds                                    8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

330 West 9th Street, First Floor
 Kansas City, MO 64105
 Attn: Flag Investors Emerging Growth Fund, Inc.


If you are paying by check, make check payable to "Flag Investors Emerging Growth Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.

                   Your Account Registration (Please Print)

Name on Account                                                Mailing Address

-----------------------------------------                      --------------------------------------------
Name of Corporation, Trust or Partnership                      Name of Individual to Receive Correspondence

-----------------------------------------                      --------------------------------------------
Tax ID Number                                                  Street

                                                               --------------------------------------------
/ / Corporation / / Partnership / / Trust                      City            State             Zip

/ / Non-Profit or Charitable Organization / / Other _______    --------------------------------------------
If a Trust, please provide the following:                      Daytime Phone

-----------------------------------------------------------------------------------------------------------
Date of Trust                                                  For the Benefit of

-----------------------------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

                              Initial Investment

The minimum initial purchase for the Institutional Shares of the Fund is $500,000, except that the minimum initial purchase is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of BT Alex. Brown Incorporated.


Indicate the amount to be invested and the method of payment:

- A. By Mail: Enclosed is a check in the amount of $________ payable to Flag Investors Emerging Growth Fund, Inc.

-  B. By Wire: A bank wire in the amount of $_______ has been sent
from __________________________   __________________________
          Name of Bank                Wire Control Number

Wire Instructions

       Follow the instructions below to arrange for a wire transfer for initial investment:

       o Send completed Application by overnight carrier to Flag Investors Funds at the address listed above.

       o Call 1-800-553-8080 to obtain new investor's Fund account number.

       o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:

         IFTC

         a/c Flag Investors Funds

         Acct. # 7528183
         ABA # 1010-0362-1
         Kansas City, Missouri 64105

       Please include the following information in the wire:

       o Flag Investors Emerging Growth Fund, Inc. -- Institutional Shares

       o "For further credit to _____________________________________."
                                  (Investor's Fund Account Number)

                             Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Institutional Shares of the Fund.
   Income Dividends                       Capital Gains
   [ ] Reinvested in additional shares    [ ] Reinvested in additional shares
   [ ] Paid in cash                       [ ] Paid in cash


                            Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

            No, I do not want: / / Telephone redemption privileges
                      / / Telephone exchange privileges

            Redemptions effected by telephone will be wired to the
                        bank account designated below.


                           Bank Account Designation
                       (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.

--------------------------------------------------------------------------------
Name of Bank                      Branch

--------------------------------------------------------------------------------
Bank Address                      City/State/Zip

--------------------------------------------------------------------------------
Name(s) on Account

--------------------------------------------------------------------------------
Account Number                    A.B.A. Number

                  Acknowledgement, Certificate and Signature

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

 / / U.S. Citizen/Taxpayer:

 / / I certify that (1) the number shown above on this form is the correct
     Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 / / If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

 / / Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.


I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.       Date

--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.       Date


                 Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ___________* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

------------------------------------      ------------------------------------
Name/Title                                 Signature                   Date

------------------------------------      ------------------------------------
Name/Title                                 Signature                   Date

------------------------------------      ------------------------------------
Name/Title                                 Signature                   Date

------------------------------------      ------------------------------------
Name/Title                                 Signature                   Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.

* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

                           Certificate of Authority

Investors must complete one of the following two Certificates of Authority. Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I _____________________, Secretary of the above-named investor, do hereby certify that at a meeting on ______________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor:

This ____ day of ______, 199_      Secretary___________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

--------------------------------------------------------------------------------
Signature and title                                Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

--------------------------------------------------------------------------------
Signature and title                                Date

--------------------------------------------------------------------------------
Signature and title                                Date

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                            (Institutional Shares)

                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202

                Distributor                           Transfer Agent
          ICC DISTRIBUTORS, INC.             INVESTMENT COMPANY CAPITAL CORP.
              P.O. Box 7558                          One South Street
          Portland, Maine 04101                 Baltimore, Maryland 21202
                                                     1-800-553-8080

         Independent Accountants                        Custodian
         COOPERS & LYBRAND L.L.P.                 BANKERS TRUST COMPANY
         2400 Eleven Penn Center                   130 Liberty Street
    Philadelphia, Pennsylvania 19103            New York, New York 10006

                                 Fund Counsel
                         MORGAN, LEWIS & BOCKIUS LLP
                            2000 One Logan Square
                       Philadelphia, Pennsylvania 19103

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                                 (ABCAT Shares)

                              Cross Reference Sheet


                                February 25, 1998


                                                                                 Registration
                                                                                   Statement
Items Required by Form N-1A                                                         Heading
---------------------------                                                      -------------
Part A - Information Required in a Prospectus
------
Item 1.           Cover Page  ....................................              Cover Page

Item 2.           Synopsis     ...................................              Fund Expenses

Item 3.           Condensed Financial Information  ...............              Financial Highlights

Item 4.           General Description of Registrant  .............              Investment Program;
                                                                                Investment Restrictions;
                                                                                General Information

Item 5.           Management of the Fund .........................              Management of the Fund;
                                                                                Investment Advisor;
                                                                                Distributor; Custodian,
                                                                                Transfer Agent and
                                                                                Accounting Services

Item 5A.          Management's Discussion of Fund
                  Performance.....................................              *

Item 6.           Capital Stock and Other Securities .............              Cover Page; Dividends and
                                                                                Taxes; General Information

Item 7.           Purchase of Securities Being Offered ...........              How to Invest in ABCAT
                                                                                Shares; Distributor

Item 8.           Redemption or Repurchase .......................              How to Redeem ABCAT
                                                                                Shares

Item 9.           Pending Legal Proceedings  .....................              **
----------------

* Information required by Item 5A is contained in Registrant's Annual Report to Shareholders.


**  Omitted since the answer is negative or the item is not applicable.



Part B -             Information Required in a Statement of Additional Information
------
Item 10.             Cover Page ......................................          Cover Page

Item 11.             Table of Contents ...............................          Table of Contents

Item 12.             General Information and History .................          General Information
                                                                                and History

Item 13.             Investment Objectives and Policies  .............          Investment Objectives and
                                                                                Policies

Item 14.             Management of the Fund ..........................          Management of the
                                                                                Fund

Item 15.             Control Persons and Principal Holders
                     of Securities ...................................          Control Persons and
                                                                                Principal Holders of
                                                                                Securities

Item 16.             Investment Advisory and Other Services ..........          Investment Advisory
                                                                                and Other Services;
                                                                                Custodian, Transfer Agent
                                                                                and Accounting Services;
                                                                                Independent Accountants

Item 17.             Brokerage Allocation ............................          Brokerage

Item 18.             Capital Stock and Other Securities ..............          Capital Shares; Semi-Annual
                                                                                Reports

Item 19.             Purchase, Redemption and Pricing of
                     Securities Being Offered  .......................          Valuation of
                                                                                Shares and Redemption

Item 20.             Tax Status ......................................          Federal Tax Treatment of
                                                                                Dividends and Distributions

Item 21.             Underwriters ....................................          Distribution of Fund
                                                                                Shares

Item 22.             Calculation of Performance Data .................          Performance Information

Item 23.             Financial Statements ............................          Financial Statements (relating
                                                                                to the Fund's other classes)


Part C -             Other Information
------
                     Part C contains the information required by the items contained therein under the items set forth in the form.

                                [GRAPHIC OMITTED]


          ALEX. BROWN CAPITAL ADVISORY & TRUST EMERGING GROWTH SHARES
             (A Class of Flag Investors Emerging Growth Fund, Inc.)



                          Prospectus -- March 1, 1998



--------------------------------------------------------------------------------



This mutual fund (the "Fund") seeks long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.


Alex. Brown Capital Advisory & Trust Shares of the Fund ("ABCAT Shares") are available solely for the discretionary accounts of Alex. Brown Capital Advisory & Trust Company and its affiliates. (See "How to Invest in ABCAT Shares.")



This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling Alex. Brown Capital Advisory & Trust Company.


TABLE OF CONTENTS




Fund Expenses ..........................................................   1
Financial Highlights ...................................................   1
Investment Program .....................................................   3
Investment Restrictions ................................................   4
How to Invest in ABCAT Shares ..........................................   4
How to Redeem ABCAT Shares .............................................   5
Dividends and Taxes ....................................................   5
Management of the Fund .................................................   6
Investment Advisor .....................................................   6
Distributor ............................................................   6
Custodian, Transfer Agent and Accounting................................
   Services ............................................................   7
Performance Information ................................................   7
General Information ....................................................   7



THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.





--------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FUND EXPENSES

--------------------------------------------------------------------------------

Shareholder Transaction Expenses:




Maximum Sales Charge Imposed on Purchases ....................   None
Maximum Sales Charge Imposed on Reinvested Dividends .........   None
Maximum Deferred Sales Charge ................................   None
Annual Fund Operating Expenses:
 (as a percentage of average daily net assets)
Management Fees ..............................................   0.85%
12b-1 Fees ...................................................   None
Other Expenses ...............................................   0.34%
                                                                 -----
Total Fund Operating Expenses ................................   1.19%*
                                                                 =====


-----------
*Alex. Brown Capital Advisory & Trust Company intends to waive its advisory fee at the account level for client assets invested in ABCAT Shares.


Example:                                                    1 year     3 years     5 years     10 years
--------------------------------------------------------   --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 invest-
 ment, assuming (1) 5% annual return and (2) redemption
 at the end of each time period: .......................   $12        $38         $65         $144



The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear indirectly. A person who purchases ABCAT Shares through a financial institution may be charged a separate fee by the financial institution.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended October 31, 1997 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1997, which can be obtained at no charge by calling the Fund at (800) 767-3524.

FINANCIAL HIGHLIGHTS (concluded)

--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                                 For the Period
                                                              May 9, 19971 through
                                                                October 31, 1997
                                                             ---------------------
Per Share Operating Performance:
 Net asset value at beginning of period ..................        $  18.64
                                                                  --------
Income from Investment Operations:
 Expenses in excess of income ............................          (  0.06)
 Net realized and unrealized gain on investments .........           4.66
 Total from Investment Operations ........................           4.60
                                                                  ---------
Net asset value at end of period .........................        $  23.24
                                                                  =========
Total Return .............................................          24.68   %
Ratios to Average Daily Net Assets:
 Expenses ................................................             1.19%2
 Expenses in excess of income ............................          (  0.69)%2
Supplemental Data:
 Net assets at end of period (000) .......................       $   36,653
 Portfolio turnover rate .................................               42%
 Average commissions per share ...........................       $   0.0736



-----------
1 Commencement of operations.
2 Annualized.

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective, Policies and
Risk Considerations



      The Fund's investment objective is long-term capital appreciation. The Fund will seek to accomplish its objective through investments in small and mid-sized emerging growth companies. There can be no assurance that the Fund will achieve its investment objective.


      In general, an emerging growth company with approximately $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor (the "Advisor") believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")


      The Fund will attempt to reduce the volatility inherent in the price of individual investments in this sector of the market by investing in a diversified portfolio of securities of companies that the Advisor believes are well managed and have experienced or have the potential to experience rapid growth in revenues, earnings, assets and cash flow. As an additional attempt to limit volatility, the Fund will invest in a broad cross-section of industries. While the Fund's investments in particular industries will change from time to time as investment opportunities change, it will invest primarily, but not exclusively, in companies in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.


      The Advisor will seek to identify companies which, in its opinion, have the ability to sustain a relatively high level of growth and profitability. In selecting such companies, the Advisor will focus on a number of key criteria including: industry position, management quality and experience, accounting and financial policies, marketing and service capabilities and the productivity of the product development effort.


      Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

      The Fund may invest up to 20% of its assets in convertible securities which are fixed-income securities which may be converted at a stated price, within a specified period of time, into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

      In addition to the above, even under normal circumstances, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures rated in one of the three highest rating categories of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Advisor to be of equivalent quality), preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions.

      In addition, for temporary defensive purposes, the Fund may, without limit, hold money market instruments that are rated in the top two categories published by Moody's or S&P or, if unrated, of comparable quality as determined by the Advisor.

      The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid. (See "Investment Restrictions" in the Statement of Additional Information.) Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

      The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks.

1) Repurchase Agreements. The Fund may agree to purchase U.S. Government securities from credit- worthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


2) Loans of Portfolio Securities. The Fund has the right to lend portfolio securities to approved institutional borrowers for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund's custodian or another affiliate may act as securities lending agent.



Special Risk Considerations


      Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.


      The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


      The Fund is subject to a number of fundamental and non-fundamental investment restrictions that are set forth in the Statement of Additional Information.



HOW TO INVEST IN ABCAT SHARES

--------------------------------------------------------------------------------


  Alex. Brown Capital Advisory & Trust Company and its affiliates may acquire ABCAT Shares on behalf of their discretionary accounts by placing orders with the Fund's distributor (the "Distributor"). Beneficial ownership of ABCAT Shares will be reflected on books maintained by Alex. Brown Capital Advisory & Trust Company or an affiliate. There is no minimum for initial or subsequent investments in ABCAT Shares.

      It is the responsibility of Alex. Brown Capital Advisory & Trust Company and its affiliates to transmit orders for ABCAT Share purchases and to deliver required funds to the Distributor. Orders for purchases of ABCAT Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for ABCAT Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order and immediately available funds. The Fund reserves the right to suspend the sale of ABCAT Shares at any time or reject any order.

      The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value which is normally based on current prices but which may be determned according to "fair value" procedures approved by the Fund's Board of Directors.

      In the interest of economy and convenience and because of the operating procedures for the ABCAT Shares, certificates representing such shares will not be issued. Beneficial owners of ABCAT Shares ("Shareholders") will have the same rights and ownership with respect to such shares as if certificates had been issued.




HOW TO REDEEM ABCAT SHARES
--------------------------------------------------------------------------------


  ABCAT Shares may be redeemed by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, on any Business Day by transmission of a redemption order through the Distributor, or by regular or express mail to the Fund's transfer agent (the "Transfer Agent") at its address listed on the inside back cover of this Prospectus. A redemption order is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern
Time), or the close of the New York Stock Exchange,

whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed ABCAT Shares will be made to, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, for the benefit of Shareholders. Payment will be made as promptly as feasible and, under most circumstances, within three Business Days.

      Dividends payable up to the date of the redemption of ABCAT Shares will be paid on the next dividend payment date.

DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions


      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) in the form of annual dividends. The Fund anticipates that it will distribute substantially all of its "net capital gain" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution.

      Unless other arrangements are made, all income dividends and net capital gains distributions, if any, will be reinvested in additional ABCAT Shares at net asset value.



Tax Treatment of Dividends and Distributions



      The following summary of certain federal income tax consequences affecting the Fund and its Shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the Shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, Shareholders are advised to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

      The Statement of Additional Information sets forth further information concerning taxes.


      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to Shareholders. Shareholders, unless otherwise exempt, generally will be subject to income tax on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional ABCAT Shares.

      Distributions from the Fund out of net capital gains, if any, will be taxed to Shareholders as gains from the sale or exchange of a capital asset held for more than one year regardless of the length of time a Shareholder has held the ABCAT Shares. All other income distributions are taxed to the Shareholders as ordinary income. Corporate Shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. The Fund will provide advice annually as to the federal income tax status of all distributions.

      Ordinarily, Shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the Shareholders and paid by the Fund in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.


      The sale, exchange, or redemption of ABCAT Shares is a taxable event for the Shareholder.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, includ-ing the Fund's agreements with the Advisor and with its distributor, custodian and transfer agent. The day-to- day operations of the Fund are delegated to the Fund's executive officers, to the Distributor and to the Advisor. A majority of the Directors of the Fund have no affiliation with the Distributor or the Advisor.



INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Investment Company Capital Corp., the Fund's investment advisor ("ICC" or the "Advisor"), is an indirect subsidiary of Bankers Trust New York Corporation and an affiliate of both BT Alex. Brown Incorporated ("BT Alex Brown") and Alex. Brown Capital Advisory & Trust Company. Since the mid 1970's, BT Alex. Brown, through subsidiaries and affiliates, has provided services to and in respect of emerging growth and later stage private companies in the United States, including research and analysis, venture capital participation, investment banking and investment advisory services. Subject to review by the Board of Directors and to any limitations imposed by applicable law, the Fund may purchase securities of such emerging growth companies. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds together with the Fund and BT Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $7.3 billion of assets as of December 31, 1997.

      The Advisor is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

      As compensation for its services for the fiscal year ended October 31, 1997, the Advisor received from the Fund a fee equal to 0.85% of the Fund's average daily net assets.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")



Portfolio Manager



      Frederick L. Meserve, Jr., a Managing Director of BT Alex. Brown, has had primary responsibility for managing the Fund's assets since October of 1993. Mr. Meserve joined BT Alex. Brown in 1977. He has been a member of BT Alex. Brown's Investment Committee since 1979. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.



DISTRIBUTOR

--------------------------------------------------------------------------------


      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor of each class of the Fund's shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. The Distributor is not affiliated with the Advisor. The Distributor receives no compensation for distributing the ABCAT Shares.

      The Distributor bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to individuals and entities other than the Fund shareholders.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------


  Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1997, ICC received from the Fund a fee equal to 0.05% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


      From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.


      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Dow Jones Industrial Average, and the NASDAQ OTC Composite and OTC Industrial Indices. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.



      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which ABCAT Shares may be purchased, although not included in calculations of performance, will reduce performance results.

GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of Shares


      The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on July 2, 1987 and is authorized to issue 20 million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is October 31.

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Alex. Brown Capital Advisory & Trust Emerging Growth Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have three other classes of shares in addition to the shares offered hereby: "Flag Investors Emerging Growth Fund Class A Shares," "Flag Investors Emerging Growth Fund Class B Shares" and "Flag Investors Emerging Growth Fund Institutional Shares." Additional information concerning the Fund's other classes of shares may be obtained by calling the Fund at (800) 767-3524. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to ABCAT Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of classes may differ at times.



Annual Meetings


      Unless required by Maryland law, the Fund does not expect tohold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.


Reports


      The Fund furnishes semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's port-folio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.



Shareholder Inquiries


      Shareholders with inquiries concerning their ABCAT Shares should contact their account manager at Alex. Brown Capital Advisory & Trust Company.

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                (ABCAT Shares)







                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202



         Distributor                                    Transfer Agent
    ICC DISTRIBUTORS, INC.                    INVESTMENT COMPANY CAPITAL CORP.
       P.O. Box 7558                                    One South Street
    Portland, Maine 04101                        Baltimore, Maryland 21202
                                                        1-800-553-8080





       Independent Accountants                           Custodian
       COOPERS & LYBRAND L.L.P.                    BANKERS TRUST COMPANY
       2400 Eleven Penn Center                       130 Liberty Street
   Philadelphia, Pennsylvania 19103               New York, New York 10006





                                 Fund Counsel
                          MORGAN, LEWIS & BOCKIUS LLP
                             2000 One Logan Square
                        Philadelphia, Pennsylvania 19103

                       STATEMENT OF ADDITIONAL INFORMATION

                          -----------------------------


                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                          -----------------------------



             THIS STATEMENT OF ADDITIONAL INFORMATION
             IS NOT A PROSPECTUS.  IT SHOULD BE READ IN
             CONJUNCTION WITH A PROSPECTUS WHICH MAY BE
             OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800)
             767-FLAG.



















            Statement of Additional Information Dated: March 1, 1998
                Relating to Prospectuses dated March 1, 1998 for:
            Flag Investors Class A and Flag Investors Class B Shares
                       Flag Investors Institutional Shares
                                       and
                   Alex. Brown Capital Advisory & Trust Shares

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----

 1.      General Information and History...............................      1

 2.      Investment Objectives and Policies............................      2

 3.      Valuation of Shares and Redemption............................      4

 4.      Federal Tax Treatment of Dividends and
           Distributions...............................................      5

 5.      Management of the Fund........................................      8

 6.      Investment Advisory and Other Services........................     13

 7.      Distribution of Fund Shares...................................     14

 8.      Brokerage.....................................................     17

 9.      Capital Shares................................................     19

10.      Semi-Annual Reports...........................................     20

11.      Custodian, Transfer Agent and Accounting Services ............     20

12.      Independent Accountants.......................................     20

13.      Performance Information.......................................     21

14.      Control Persons and Principal Holders of
           Securities..................................................     23

15.      Financial Statements .........................................     23

1.      GENERAL INFORMATION AND HISTORY

        Flag Investors Emerging Growth Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Emerging Growth Fund Class A Shares (the "Flag Investors Class A Shares"), Flag Investors Emerging Growth Fund Class B Shares (the "Flag Investors Class B Shares"), Flag Investors Emerging Growth Fund Institutional Shares (the "Flag Investors Institutional Shares") and Alex. Brown Capital Advisory & Trust Emerging Growth Shares (the "ABCAT Shares") (collectively, the "Shares").

        There are three separate prospectuses for the Fund's shares: one for the Flag Investors Class A and Flag Investors Class B Shares, one for the Flag Investors Institutional Shares and one for the ABCAT Shares. Each prospectus contains important information concerning the classes of shares offered by the Fund and may be obtained without charge from the Fund's distributor (the "Distributor") or, with respect to each class except the ABCAT Shares class, from Participating Dealers that offer such Shares to prospective investors. Prospectuses for the Flag Investors Class A Shares, Flag Investors Class B Shares and Flag Investors Institutional Shares may also be obtained from Shareholder Servicing Agents. As used herein, the term "Prospectus" describes information common to the prospectuses of the four classes of the Fund's Shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Flag Investors Emerging Growth Fund, Inc., and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the registration statement respecting the Fund and its Shares filed with the SEC. Copies of the registration statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

        The Fund was incorporated under the laws of the State of Maryland on July 2, 1987. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended. The Fund's registration statement was declared effective by the SEC on June 15, 1988 and the Fund commenced operations as an open-end diversified management investment company. The Fund has offered the Flag Investors Class A Shares since its inception on December 30, 1987, the Flag Investors Institutional Shares since November 2, 1995, the Flag Investors Class B Shares since June 20, 1996 and the ABCAT Shares since May 9, 1997.

         Under a license agreement dated December 29, 1987 between the Fund and Alex. Brown Incorporated (now BT Alex. Brown Incorporated), BT Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to that name and logo, including the right to permit other investment companies to use them.

Size of the Fund

        The allocation of the Fund's assets in emerging growth companies requires substantial research and analysis in respect of such companies and the Fund's management believes that the size of the Fund should be limited so that the investment advisor can perform the appropriate research and analysis of investment opportunities. Accordingly, at such time as the assets of the Fund are in excess of $400 million, the Fund will accept Share purchases only from existing shareholders (including reinvestment of dividends and capital gains distributions). Further, at such time as the assets of the Fund are in excess of

$500 million, the Fund will discontinue sales of Shares with the exception of purchases made by pre-existing IRA accounts.

2.      INVESTMENT OBJECTIVES AND POLICIES

Investment Objective and Policies of the Fund

        The Fund's investment objective and its general investment policies are described in the Prospectus. As stated in the Prospectus, the Fund's investment objective is long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments therefore will be incidental to the Fund's objective. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

        The Prospectus discusses the types of securities in which the Fund will invest, the portfolio policies and techniques and the size of the Fund. This Statement of Additional Information describes other investment practices in which the Fund may engage, including making loans of the Fund's portfolio securities, purchasing securities for future delivery, and entering into repurchase agreements. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

Other Investment Practices

        Except as described in the section of the Prospectus entitled "Investment Restrictions" and below under "Investment Restrictions," the investment policies described in the Prospectus and in this Statement of Additional Information are not fundamental, and the Board of Directors may change such policies without shareholder approval.

        As described in the Prospectus, the Fund may invest up to 20% of its net assets in securities convertible into the common stock of high quality growth companies. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Repurchase Agreements

        The Fund may agree to purchase U.S. Government securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Fund's investment advisor (the "Advisor"). The list of approved banks and broker-dealers will be monitored regularly by the Advisor and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

Loans of Portfolio Securities

        The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act") or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors of the Fund.

        At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the Fund's outstanding Shares. Accordingly, the Fund will not:

                1) Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

                2) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

                3) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

                5) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

                6) Invest in real estate or mortgages on real estate except that the Fund may invest in the securities of companies that invest in real estate or mortgages;

                7) Purchase or sell commodities or commodities contracts;

                8) Act as an underwriter of securities within the meaning of the federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                9) Issue senior securities;

                10) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may lend portfolio securities and enter into repurchase agreements as described in the Registration Statement;

                11) Effect short sales of securities;

                12) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); or

                13) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

        The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

                1) Invest in shares of any other investment company registered under the Investment Company Act, except as a temporary investment in an investment company that invests only in securities the Fund could purchase directly for temporary investment, provided that the Fund will pay any sales charges in connection with such purchases without reduction to the sales charges on purchases of Shares, and provided further, that the Fund shall acquire not more than 3% of the total outstanding voting stock of such company, or invest more than 5% of the Fund's assets in any one such company or 10% of the Fund's assets in all such investment companies, and only as otherwise permitted by law. (The Fund might incur sales charges, management fees and other expenses in connection with any such investment, which charges would be a Fund expense and accordingly might have some impact on the Fund's net asset value);

                2) Invest more than 10% of the Fund's net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days.

3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) on each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with a third party to place orders up to the same time as other shareholders.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

        Under normal circumstances, the Fund will redeem Flag Investors Class A Shares and Flag Investors Class B Shares by check, Flag Investors Institutional Shares by wire transfer of funds, and ABCAT Shares by wire transfer of funds by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will redeem Shares by distributions in kind. If Shares are redeemed in kind, a redeeming shareholder will incur brokerage costs when the assets are later converted into cash. The valuation of portfolio securities, by the method described under "How to Invest" in each Prospectus will be made as of the same time the redemption price is determined. The Fund's ability to make payment of the redemption price by distribution in kind is further limited because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

        The Fund expects to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. However, in order to qualify as a RIC for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from sale or other disposition of stock or securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities (so long as such other securities with respect to any issuer do not constitute more than 5% of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investments in and trading of other securities where the application thereto of the Asset Diversification Test is uncertain.

        Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within twelve months after the close of the taxable year, will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

        Although the Fund intends to distribute substantially all of its net investment income and capital gains for any taxable (i.e., fiscal) year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

        The foregoing requirements of the Code may inhibit the Fund in its efforts to achieve its investment objectives.

Fund Distributions

        The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional Shares.

        The Fund also anticipates that it will distribute substantially all of its "net capital gains" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution. Such a distribution, whether paid in cash or reinvested in Shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held Fund Shares or whether such gains were reflected in the price paid for the Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses or net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such losses as if they arose on the first day of the following taxable year.

        Shareholders who invest either distributions of investment company taxable income or capital gains in additional Shares will generally be treated as receiving a distribution in an amount equal to the fair market value, determined as of the payment date, of the Shares received. Such shareholders will have a cost basis in each Share received equal to the fair market value of a Share of the Fund on the payment date.

        Ordinary income dividends paid by the Fund to corporate shareholders will be eligible for the 70% dividends received deduction to the extent of the gross amount of qualified dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend is a qualified dividend if it is received from a domestic corporation. The Fund will provide a statement annually to shareholders of the amount of dividends eligible for the deduction. The dividends received deduction is not available for capital gains distributions.

        For purposes of the alternative minimum tax and the environmental tax, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account in determining their "alternative minimum taxable income."

        Investors should be careful to consider the tax implications of buying Shares just prior to the next record date for any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received even though the net asset value per share on the date of purchase reflected the amount of such distribution.

        If, for any taxable year, the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

        The Fund generally will be required in certain cases to withhold tax at the rate of 31% with respect to distributions payable to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or that he is an "exempt recipient."

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

        The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For this purpose, in determining its capital gain net income for the one-year period ending on October 31 of such calendar year the Fund must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but not below the net capital gains for the one-year period ending on October 31). Because the Fund intends to distribute all of its income currently (or to retain, at most, its "net capital gains" and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

        Generally, gain or loss on the sale, exchange or redemption of Shares will be capital gain or loss, which will be long-term capital gain or loss if the Shares have been held for eighteen months or more, mid-term capital gain if the Shares have been held for more than twelve, but less than eighteen months, and otherwise will be short-term capital gain or loss. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less, such loss will be treated as a loss from the sale of a capital asset held for more than one year to the extent that any capital gains distributions have been paid with respect to such Share (or any undistributed net capital gains of the Fund with respect to such Share have been included in determining the shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends or distributions during the 61-day period.

        Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of federal, state and local tax rules affecting an investment in the Fund.

5.      MANAGEMENT OF THE FUND

Directors and Officers

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations for the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)
         Managing Director Emeritus, BT Alex. Brown Incorporated; Formerly, Vice Chairman, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated); Vice Chairman, Alex. Brown Capital Advisory & Trust Company; and Director, Investment Company Capital Corp. (registered investment advisor)).

*RICHARD T. HALE, Director (7/17/45)
         Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor) and Chartered Financial Analyst.

JAMES J. CUNNANE, Director (3/11/38)
         CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
         37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare); Director, Central Carolina Bank &

         Trust (banking), Key Funds (registered investment companies) and DP Mann Holdings (insurance). Formerly, Director, AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Esq., Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

HARRY WOOLF, President (8/12/23)
         Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Director, Research America (non-profit medical research); Formerly, Trustee, Rockefeller Foundation; Director, Merrill Lynch Cluster C Funds (registered investment companies); Trustee, Reed College (education) and Director, Flag Investors/ISI and BT Alex. Brown, Family of Funds.

JOSEPH A. FINELLI, Treasurer (1/24/57)
         Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

AMY M. OLMERT, Secretary (5/14/63)
         Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P., September 1988 - June 1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
         Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

--------------------
* A Director who is an "interested person" as defined in the Investment Company Act.


         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of six other funds in the Fund Complex. Mr. Hale serves as Chairman of four funds and as a Director of eight other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel and Mr. Vogt serve as Directors of 11 funds in the Fund Complex. Mr. Woolf serves as President of seven funds in the Fund Complex. Mr. Finelli serves as Treasurer, Ms. Olmert serves as Secretary and Mr. Liotta serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Woolf, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from all Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1997, Independent Directors' fees attributable to the assets of the Fund totalled $3,303. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the year ended October 31, 1997.


                                                COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------


Name of Person, Position               Aggregate Compensation     Pension or Retirement       Total Compensation
                                         From the Fund for         Benefits Accrued as      from the Fund and Fund
                                       the Fiscal Year Ended          Part of Fund            Complex Payable to
                                          October 31, 1997              Expenses           Directors for the Fiscal
                                                                                                  Year Ended
                                                                                               October 31, 1997
---------------------------------------------------------------------------------------------------------------------
Truman T. Semans, Chairman(1)                    $0                        $0                         $0

Charles W. Cole, Jr., Director(1,2)              $0                        $0                         $0

Richard T. Hale, Director(1)                     $0                        $0                         $0

W. James Price, Director(1,3)                    $0                        $0                         $0
                                               $542(4)                       (5)             $39,000 for service on 13
James J. Cunnane, Director                                                                  Boards in the Fund Complex

                                               $681(4)                       (5)             $49,000 for service on 13
John F. Kroeger, Director                                                                   Boards in the Fund Complex

                                               $542(4)                       (5)             $39,000 for service on 13
Louis E. Levy, Director                                                                     Boards in the Fund Complex

                                               $542(4)                       (5)             $39,000 for service on 13
Eugene J. McDonald, Director                                                                Boards in the Fund Complex

                                               $439(4)                       (5)            $39,000 for service on 11(6)
Rebecca W. Rimel, Director                                                                  Boards in the Fund Complex

Carl W. Vogt, Esq., Director                   $443(4)                       (5)            $39,000 for service on 11(6)
                                                                                            Boards in the Fund Complex

Harry Woolf, Director(3)                       $113(4)                       (5)              $9,750 for service on 12
                                                                                            Boards in the Fund Complex

----------
(1) Denotes an individual who is an "interested person" as defined in the Investment Company Act.
(2)      Resigned as Director effective September 1, 1997.
(3) Retired as Director of the Fund on December 31, 1996. Mr. Woolf was appointed President of the Fund effective September 1, 1997. For serving as President, Mr. Woolf receives compensation from the Fund and certain other funds in the Fund Complex, in addition to his retirement benefits.
(4) Of amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt and Woolf and Ms. Rimel, $542, $0, $0, $542, $443, $113 and $439,
         respectively, was deferred pursuant to a Deferred Compensation Plan.
(5) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense allocated to the Fund for the fiscal year ended October 31,1997 was approximately $1,993.
(6) Ms. Rimel and Mr. Vogt receive proportionally higher compensation from each fund for which they serve.

        The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and Mr. Woolf who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

        Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service for each Participant at December 31, 1997, are as follows: for Mr. Cunnane, 3 years; for Mr. Kroeger, 15 years; for Mr. Levy, 2 years; for Mr. McDonald, 5 years; for Ms. Rimel, 2 years; and for Mr.
Vogt, 2 years.


Years of Service              Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------              -----------------------------------------------------------------

                                      Chairman of Audit Committee               Other Participants
                                      ---------------------------               ------------------

6 years                                          $4,900                                $3,900
7 years                                          $9,800                                $7,800
8 years                                         $14,700                               $11,700
9 years                                         $19,600                               $15,600
10 years or more                                $24,500                               $19,500


        Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and BT Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisor or, if they are access persons in the case of the Distributor, preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of the Advisor do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisor and the Distributor may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.


6.       INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor

         On June 17, 1997 the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor"). The Investment Advisory Agreement was approved by a vote of shareholders of the Fund on August 14, 1997. ICC is an indirect subsidiary of Bankers Trust New York Corporation. ICC is also the investment advisor to other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc.

         ICC (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what issuers and securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors regular financial reports and analyses respecting the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear necessary to the Fund to carry into effect its purchase and sale programs, (f) supervises all aspects of the Fund's management, (g) arranges, but does not pay for, the printing and mailing of prospectuses, proxy materials and shareholder reports, (h) prepares and files federal and state tax returns, (i) prepares and files registration statements and reports regarding the sale of shares and (j) maintains books and records respecting its activities. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. ICC is free to render similar services to others.

         The Investment Advisory Agreement provides for a maximum annual fee, payable monthly, representing .85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Flag Investors Class A Shares of no more than 1.50% of the Flag Investors Class A Shares' average daily net assets.

         The Advisory Agreement will continue in effect for an initial term of two years and from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares of the Fund and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Advisory Agreement by votes cast in person at a meeting called for such purpose.

         Advisory fees paid by the Fund to ICC for the last three fiscal years were as follows:

--------------------------------------------------------------------------------
                                     Fiscal Year Ended October 31,
--------------------------------------------------------------------------------
         1997                         1996                           1995
--------------------------------------------------------------------------------
     $ 782,095                     $ 381,086                      $ 201,199
--------------------------------------------------------------------------------

         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. See "Custodian, Transfer Agent and Accounting Services."

7.       DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997. Prior to August 31, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown") was distributor of the Fund's Shares for the same rate of compensation and on substantially the same terms and conditions as ICC Distributors.

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of ICC Distributors' duties or obligations under the Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997.

         With respect to the Flag Investors Class A, Flag Investors Class B and Institutional Shares, ICC Distributors and Participating Dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. It is not currently anticipated that ICC Distributors will enter into Sub-Distribution Agreements for the ABCAT Shares. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

         In addition, with respect to the Flag Investors Class A or Flag Investors Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Any Shareholder Servicing Agreement may be terminated at any time, without penalty, upon 10 days' notice and shall automatically terminate in the event of an assignment.

         As compensation for providing distribution and related administrative services for the Flag Investors Class A Shares as described above, ICC Distributors receives an annual fee, calculated and paid monthly, equal to .25% of the average daily net assets of the Flag Investors Class A Shares. ICC Distributors expects to allocate a substantial portion of its annual fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services for the Flag Investors Class B Shares as described above, ICC Distributors receives an annual fee, calculated and paid monthly, equal to .75% of the average daily net assets of the Flag Investors Class B Shares. ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Flag Investors Class B Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate equal to .25% of the Flag Investors Class B Shares' average daily net assets. ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors receives no compensation for distributing the Flag Investors Institutional Shares or the ABCAT Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:


---------------------------------------------------------------------------------------------------------------------
                                                                   Fiscal Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------
   Class                                           1997                         1996                  1995
---------------------------------------------------------------------------------------------------------------------
12b-1 Fee                                       $ 161,564(1)          $ 100,956(3)                $ 74,697(3)
---------------------------------------------------------------------------------------------------------------------
Class B Shareholder Servicing Fee               $   6,398(2)          $     255(3,4)                  N/A
---------------------------------------------------------------------------------------------------------------------

-------------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $124,346 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $37,218.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $4,330 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $2,068.
(3) Fees received by Alex. Brown, the Fund's distributor for the fiscal years ended October 31, 1996 and October 31, 1995.
(4) For Flag Investors Class B Shares, amounts represent fees received for the period from June 20, 1996 (commencement of offering of Flag Investors Class B Shares) through October 31, 1996.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Flag Investors Class A Shares (the "Flag Investors Class A Plan") and one for the Flag Investors Class B Shares (the "Flag Investors Class B Plan") (collectively, the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year thereafter if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Board of Directors, including a majority of the Independent Directors, on September 16, 1997.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the related class. The Plans may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding shares (as defined under "Capital Shares") of the related class.

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, with a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans with respect to shares held by or on behalf of customers of such entities. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares is less than .25% of the Flag Investors Class A Shares' average daily net assets for any period or in connection with the sale of the Flag Investors Class B Shares is less than .75% of the Flag Investors Class B Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if either Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to the related class of the Fund. In return for payments received pursuant to the Plans for the last three fiscal years, the Fund's distributor paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         The Fund's distributor received commissions on the sale of the Flag Investors Class A Shares and contingent deferred sales loads on the Flag Investors Class B Shares and retained in the following amounts:


---------------------------------------------------------------------------------------------------------------------
                                                                   Fiscal Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------
   Class                                           1997                         1996                  1995
---------------------------------------------------------------------------------------------------------------------
                        Received       Retained        Received          Retained         Received         Retained
---------------------------------------------------------------------------------------------------------------------
Class A              $  343,650(1)    $325,322(3)       $210,390(5)       $201,445(5)     $153,431(5)      $106,239(5)
Commissions
---------------------------------------------------------------------------------------------------------------------
Class B              $  182,686(2)    $135,546(4)       $29,712(5,6)      $29,712(5,6)       N/A              N/A
Contingent
Deferred Sales
Charge
---------------------------------------------------------------------------------------------------------------------

-------------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received ________ and ICC Distributors, the Fund's distributor effective August 31, 1997 received _________.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received ________ and ICC Distributors, the Fund's distributor effective August 31, 1997 received _________.
(3) Of commissions received, Alex. Brown retained _____________ and ICC Distributors retained ______, respectively.
(4) Of sales charges received, Alex. Brown retained _____________ and ICC Distributors retained ______, respectively.
(5) By Alex. Brown, the Fund's distributor for the fiscal years ended October 31, 1996 and October 31, 1995.
(6) For the period from June 20, 1996 (commencement of offering of Flag Investors Class B Shares) through October 31, ____________ 1996.

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depositary appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and indemnification related thereto); and all other charges and cost of the Fund's operation unless otherwise explicitly assumed by ICC or ICC Distributors.

8.       BROKERAGE

         Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. These brokerage commissions are subject to negotiation between ICC and the broker-dealer. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with the Advisor or its affiliates in any transaction in which the Advisor or its affiliates serves as a principal.

         If the Advisor or its affiliates is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. While the Fund believes that the limitation will not significantly affect its ability to carry out its present investment objective, the Fund may be at a disadvantage in the future in comparison to other funds which have similar investment objectives, but which are not subject to such limitations.

         ICC's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best price and execution of orders. As described below, however, to the extent that the price and execution offered by more than one broker-dealer are comparable, ICC may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC to be beneficial to the Fund's investment program. ICC is also authorized to pay higher commissions on brokerage transactions for the Fund to non-affiliated brokers in order to secure research and investment services described below, subject to periodic review by the Fund's Board of Directors. Research services may include the following: statistical and background information on the U.S. economy, industry groups and individual small and mid-sized companies; forecasts and interpretations with respect to specific industry groups and individual small and mid-sized companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; provision of equipment used to communicate research information; arrangement of meetings with management of companies; and provision of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining the best price and execution. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through the Advisor or its affiliates pursuant to certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid the Advisor or its affiliates must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews.

         ICC directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


--------------------------------------------------------------------------------
                                     Fiscal Year Ended October 31,
--------------------------------------------------------------------------------
                                 1997            1996              1995
--------------------------------------------------------------------------------
Transactions Directed        $                $ 4,091,824        $25,120,072
--------------------------------------------------------------------------------
Commissions Paid             $                $    11,346        $    12,495
--------------------------------------------------------------------------------

         For the period from September 1, 1997 through December 31, 1997, the Fund did not pay brokerage commissions to BT Alex. Brown or its affiliates. For the period from January 1, 1997 through August 31, 1997 and for the fiscal years ended December 31, 1996 and December 31, 1995, the Fund did not pay brokerage commissions to Alex. Brown. The Fund is required to identify any securities of its

"regular brokers or dealers" (as such term is defined in the Investment Company
Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1997, the Fund held a 5.60% repurchase agreement issued by Goldman Sachs & Co. valued at $12,102,152. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

         ICC manages other investment accounts and it is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

9.       CAPITAL SHARES

         The Fund is authorized to issue 20 million Shares of capital stock, par value of $.001 per Share, all of which Shares are designated common stock. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Flag Investors Emerging Growth Fund Class A Shares (formerly known as the Flag Investors Emerging Growth Fund Shares), Flag Investors Emerging Growth Fund Class B Shares, Flag Investors Emerging Growth Fund Institutional Shares and Alex. Brown Capital Advisory & Trust Emerging Growth Shares. The Flag Investors Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of BT Alex. Brown. The ABCAT Shares are offered only to clients of Alex. Brown Capital Advisory & Trust Company and its affiliates. In the event separate series are established, all Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. The Fund's issued and outstanding Shares are fully paid and non-assessable. Each Share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. In the event of liquidation or dissolution of the Fund, each Share is entitled to its pro rata portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Effective September 22, 1997, Bankers Trust Company ("Bankers Trust") has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the period from September 22, 1997 through October 31, 1997, Bankers Trust accrued fees of $2,440. Investment Company Capital Corp. has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $10.12 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 1997, such fees totalled $52,448.

         ICC also provides certain accounting services to the Fund under a Master Services Agreement effective January 1, 1994 between the Fund and ICC. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly as shown below.

         Average Daily Net Assets             Incremental Annual Accounting Fee
         ------------------------             ---------------------------------

$          0       -    $   10,000,000                $ 13,000(fixed fee)
$ 10,000,000       -    $   20,000,000                     .100%
$ 20,000,000       -    $   30,000,000                     .080%
$ 30,000,000       -    $   40,000,000                     .060%
$ 40,000,000       -    $   50,000,000                     .050%
$ 50,000,000       -    $   60,000,000                     .040%
$ 60,000,000       -    $   70,000,000                     .030%
$ 70,000,000       -    $  100,000,000                     .020%
$100,000,000       -    $  500,000,000                     .015%
$500,000,000       -    $1,000,000,000                     .005%
over $1,000,000,000                                        .001%

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement: express delivery service, independent pricing and storage. ICC also serves as the Fund's investment advisor.

         As compensation for providing accounting services for the fiscal year ended October 31, 1997, ICC received fees of $53,054.

12.      INDEPENDENT ACCOUNTANTS

         The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P. whose report thereon appears elsewhere herein, and has been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, PA 19103.

13.      PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

           n
    P(1 + T) = ERV

      Where:       P = a hypothetical initial payment of $1,000
                   T = average annual total return
                   n = number of years (1, 5 or 10)
                 ERV = ending redeemable value at the end of the 1,
                       5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). During its first year of operations the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value for the Flag Investors Class A Shares, the maximum sales load (4.5%) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating performance for the Flag Investors Class B Shares, the applicable contingent deferred sales charge (4.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 1997 were as follows:


------------------------------------------------------------------------------------------------------------------------------------


                                   One-Year Period Ended               Five-Year Period Ended
                                     October 31, 1997                     October 31, 1997                     Since Inception
------------------------------------------------------------------------------------------------------------------------------------
                                                    Average                             Average                             Average
                                 Ending             Annual            Ending            Annual             Ending           Annual
Class                          Redeemable            Total          Redeemable           Total           Redeemable         Total
                                  Value             Return             Value            Return              Value           Return
------------------------------------------------------------------------------------------------------------------------------------
Class A
*December 30, 1987              $1,202.60           20.26%          $1,987.08            16.25%           $3,293.97         12.89%
------------------------------------------------------------------------------------------------------------------------------------
Class B
*June 20, 1996                  $1,206.92           20.69%              N/A               N/A             $1,198.49         14.19%
------------------------------------------------------------------------------------------------------------------------------------
Institutional
*November 2, 1995               $1,263.58           26.36%              N/A               N/A             $1,471.84          17.3%
------------------------------------------------------------------------------------------------------------------------------------
ABACAT Shares
*May 9, 1997                       N/A                N/A               N/A               N/A             $1,246.78         24.68%
------------------------------------------------------------------------------------------------------------------------------------

-----------
*   Inception Date
**  Aggregate Annual Total Return


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1997 was 42% and in fiscal year 1996 was 24%. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders. (See "Dividends and Taxes".)

14.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares, as of February 2, 1998.

         Name & Address                                        % Ownership
         --------------                                        -----------

         T. Rowe Price, Trustee                                 13.74%
         Alex. Brown & Sons Inc. Plan #100460
         Flag Investors Emerging Growth
         Attn:  Asset Recon
         P.O. Box 17215
         Baltimore, MD  21297

                  * As of such date, to Fund management's knowledge, BT Alex. Brown Incorporated owned beneficially less than 1% of such shares.

         To Fund management's knowledge, the Directors and Officers of the Fund as a group (12 persons) beneficially owned approximately less than 1% of the Fund's total outstanding shares, as of February 2, 1998.


15.      FINANCIAL STATEMENTS

         See next page.

                      Alex Brown FI Emerging Growth Fund AR



FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                         October 31, 1997

                                                             Value           Percent of
  Shares                     Security                      (Note 1)          Net Assets
---------------------------------------------------------------------------------------
COMMON STOCKS: 90.3%

Business Services: 21.4%
   58,000        AHL Services, Inc.*                      $ 1,036,750            0.8%
  134,900        Central Garden and Pet Co.*                3,541,125            2.8
  207,700        Cidco, Inc.*                               3,868,413            3.1
   81,900        Dialogic Corp.*                            3,378,375            2.7
  103,050        Energy Biosystems Corp.*                     515,250            0.4
  168,000        Manugistics Group, Inc.*                   5,985,000            4.8
  137,050        QuickResponse Services, Inc.*              4,454,125            3.5
  155,650        Wilmar Industries, Inc.*                   4,085,812            3.3
                                                          -----------           ----
                                                           26,864,850           21.4
                                                          -----------           ----
Capital Goods: 6.9%
   84,700        Advanced Lighting Technologies, Inc.*      1,704,588            1.4
   41,800        Aspect Development, Inc.*                  1,954,150            1.5
   21,200        Harbinger Corp.*                             630,700            0.5
  166,775        Itron, Inc.*                               3,418,888            2.7
   74,900        Xeikon N.V. ADR*                           1,020,512            0.8
                                                          -----------           ----
                                                            8,728,838            6.9
                                                          -----------           ----
Consumer Services: 16.7%
   54,325        Apollo Group, Inc.*                        2,295,231            1.8
  190,300        Apple South, Inc.                          3,544,338            2.8
   60,700        Just For Feet, Inc.*                         899,119            0.7
  178,575        O'Charleys, Inc.*                          3,303,638            2.6
  113,343        Pacific Sunwear of California*             3,131,100            2.5
   54,325        Papa John's International, Inc.*           1,605,983            1.3
  269,700        PETsMART, Inc.*                            2,056,462            1.7
   58,950        Starbucks Corp.*                           1,945,350            1.6
   51,750        Sylvan Learning Systems, Inc.*             2,179,969            1.7
                                                          -----------           ----
                                                           20,961,190           16.7
                                                          -----------           ----
Health Care Services: 14.1%
  136,700        Access Health, Inc.*                       4,750,325            3.8
  109,300        American Oncology Resources, Inc.*         1,598,512            1.3
  117,775        Genesis Health Ventures, Inc.*             2,885,488            2.3
   31,300        Guilford Pharmaceuticals, Inc.*              762,938            0.6
  120,325        PhyCor, Inc.*                              2,774,995            2.2
  200,350        Physician Sales and Service, Inc.*         4,908,575            3.9
                                                          -----------           ----
                                                           17,680,833           14.1
                                                          -----------           ----

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                             October 31, 1997

                                                             Value           Percent of
  Shares                     Security                      (Note 1)          Net Assets
---------------------------------------------------------------------------------------
COMMON STOCKS (concluded)
Health Equipment and Services: 2.5%
   34,000        Heartport, Inc.*                        $    854,250            0.7%
   90,975        Perclose, Inc.*                            2,228,887            1.8
                                                         ------------           ----
                                                            3,083,137            2.5
                                                         ------------           ----
Media/Communications: 0.4%
   29,800        Getty Communications plc ADR*                439,550            0.4
                                                         ------------           ----
Technology -- Software/Services: 9.7%
  244,725        Integrated Systems, Inc.*                  4,313,278            3.4
   93,650        MAPICS, Inc.*                              1,065,269            0.8
   79,600        Marcam Solutions, Inc.*                      820,875            0.7
   56,800        SELECT Software Tools ADR*                   457,950            0.4
  141,646        Synopsys, Inc.*                            5,506,488            4.4
                                                         ------------           ----
                                                           12,163,860            9.7
                                                         ------------           ----
Technology -- Systems/Semiconductors: 13.2%
  127,250        Level One Communications, Inc.*            5,726,250            4.5
   89,000        Security Dynamics Technologies, Inc.*      3,014,875            2.4
  240,650        Sipex Corp.*                               7,911,369            6.3
                                                         ------------           ----
                                                           16,652,494           13.2
                                                         ------------           ----
Telecommunications -- Long Distance: 0.8%
   27,750        Pacific Gateway Exchange, Inc.*            1,061,437            0.8
                                                         ------------           ----

Transportation: 4.6%
   92,775        Atlantic Coast Airlines, Inc.*             1,959,872            1.5
   61,950        Coach USA, Inc.*                           1,843,013            1.5
   80,875        Landair Services, Inc.*                    1,981,437            1.6
                                                         ------------           ----
                                                            5,784,322            4.6
                                                         ------------           ----
Total Common Stocks
  (Cost $80,034,506)                                      113,420,511           90.3

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------


    Par                                                     Value            Percent of
   (000)                     Security                      (Note 1)          Net Assets
---------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT: 9.5%
  $11,864        Goldman Sachs & Co., 5.60%
                   Dated 10/31/97, to be repurchased
                   on 11/3/97, collateralized by U.S.
                   Treasury Bonds with a market
                   value of $12,102,152.
                   (Cost $11,864,000)                    $ 11,864,000            9.5%
                                                         ------------          -----
Total Investment in Securities**
(Cost $91,898,506)                                        125,284,511           99.8

Other Assets in Excess of Liabilities, Net                    278,012            0.2
                                                         ------------          -----
Net Assets                                               $125,562,523          100.0%
                                                         ============          =====
Net Asset Value and Redemption Price Per:
      Class A Share
        ($71,122,649 / 3,069,025 shares outstanding)              $23.17
                                                                  ======
      Class B Share
        ($5,719,048 / 249,987 shares outstanding)                 $22.88***
                                                                  ======
      Institutional Share
        ($13,068,162 / 562,042 shares outstanding)                $23.25
                                                                  ======
      ABCAT Share
        ($35,652,664 / 1,533,892 shares outstanding)              $23.24
                                                                  ======
Maximum Offering Price Per:
      Class A Share
        ($23.17 / 0.955)                                          $24.26
                                                                  ======
      Class B Share                                               $22.88
                                                                  ======
      Institutional Share                                         $23.25
                                                                  ======
      ABCAT Share                                                 $23.24
                                                                  ======

---------
  * Non-income producing security.
 ** Aggregate cost for federal tax purposes was $92,295,138.
*** Redemption value is $21.96 following a 4% maximum contingent deferred sales charge.

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Statement of Operations
                                                              For the
                                                             Year Ended
                                                             October 31,
--------------------------------------------------------------------------------
                                                                1997
Investment Income (Note 1):
  Interest                                                 $   415,195
  Dividends                                                     17,121
                                                           -----------
          Total income                                         432,316
                                                           -----------
Expenses:
  Investment advisory fee (Note 2)                             782,095
  Distribution fee (Note 2)                                    167,962
  Legal                                                         64,158
  Registration fees                                             54,754
  Accounting fee (Note 2)                                       53,054
  Transfer agent fee (Note 2)                                   52,448
  Printing and postage                                          29,132
  Audit                                                         25,314
  Custodian fee (Note 2)                                        22,843
  Miscellaneous                                                  9,245
  Directors' fees                                                3,284
                                                           -----------
          Total expenses                                     1,264,289
                                                           -----------
Expenses in excess of income                                  (831,973)
                                                           -----------
Realized and unrealized gain/(loss) on investments:
  Net realized gain from security transactions               6,273,549
  Change in unrealized appreciation or depreciation
    of investments                                          17,299,788
                                                           -----------
  Net gain on investments                                   23,573,337
                                                           -----------

Net increase in net assets resulting from operations       $22,741,364
                                                           ===========

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                     For the Year Ended October 31,
-----------------------------------------------------------------------------------
                                                          1997            1996

Increase/(Decrease) in Net Assets:
Operations:
   Expenses in excess of income                       $   (831,973)    $  (402,217)
   Net realized gain from security transactions          6,273,549       3,148,580
   Change in unrealized appreciation or
     depreciation of investments                        17,299,788       4,422,457
                                                      ------------     -----------
   Net increase in net assets resulting
     from operations                                    22,741,364       7,168,820
                                                      ------------     -----------
Dividends to Shareholders from:
   Net realized short-term gains:
     Class A Shares                                       (509,733)       (614,007)
     Class B Shares                                        (12,155)             --
     Institutional Shares                                 (262,737)        (60,009)
   Net realized mid-term and long-term gains:
     Class A Shares                                     (1,286,527)     (1,228,016)
     Class B Shares                                        (28,797)             --
     Institutional Shares                                 (663,099)       (120,017)
                                                      ------------     -----------
   Total distributions                                  (2,763,048)     (2,022,049)
                                                      ------------     -----------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                         77,654,561      34,395,004
   Value of shares issued in
     reinvestment of dividends                           2,667,198       1,913,272
   Cost of shares repurchased                          (40,585,610)    (13,733,625)
                                                      ------------     -----------
   Increase in net assets derived from capital
     share transactions                                 39,736,149      22,574,651
                                                      ------------     -----------
   Total increase in net assets                         59,714,465      27,721,422

Net Assets:
   Beginning of year                                    65,848,058      38,126,636
                                                      ------------     -----------
   End of year                                        $125,562,523     $65,848,058
                                                      ============     ===========

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)
                                                                   For the
                                                                  Year Ended
                                                                  October 31,
--------------------------------------------------------------------------------
                                                                     1997
Per Share Operating Performance:
   Net asset value at beginning of year                             $ 19.14
                                                                    -------
Income from Investment Operations:
   Expenses in excess of income                                       (0.18)
   Net realized and unrealized gain on investments                     4.95
                                                                    -------
   Total from Investment Operations                                    4.77
Less Distributions:
   Distributions from net realized short-term gains                   (0.21)
   Distributions from net realized mid-term and long-term gains       (0.53)
                                                                    -------
   Total distributions                                                (0.74)
                                                                    -------
   Net asset value end of year                                      $ 23.17
                                                                    =======

Total Return(1)                                                       25.93%
Ratios to Average Daily Net Assets:
   Expenses                                                            1.44%
   Expenses in excess of income                                       (0.97)%
Supplemental Data:
   Net assets at end of year (000)                                  $71,123
   Portfolio turnover rate                                               42%
   Average commissions per share(2)                                 $0.0736


--------
(1) Total return excludes the effect of sales charge.
(2) Disclosure is required for fiscal year beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------

                                                                                     For the Year Ended October 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                        1996            1995             1994              1993
Per Share Operating Performance:
   Net asset value at beginning of year                               $ 17.09         $ 12.90          $ 14.02           $ 13.53
                                                                      -------         -------          -------           -------
Income from Investment Operations:
   Expenses in excess of income                                         (0.15)          (0.09)           (0.08)            (0.08)
   Net realized and unrealized gain on investments                       3.10            4.32             0.47              1.20
                                                                      -------         -------          -------           -------
   Total from Investment Operations                                      2.95            4.23             0.39              1.12
Less Distributions:
   Distributions from net realized short-term gains                     (0.30)             --               --                --
   Distributions from net realized mid-term and long-term gains         (0.60)          (0.04)           (1.51)            (0.63)
                                                                      -------         -------          -------           -------
   Total distributions                                                  (0.90)          (0.04)           (1.51)            (0.63)
                                                                      -------         -------          -------           -------
   Net asset value end of year                                        $ 19.14         $ 17.09          $ 12.90           $ 14.02
                                                                      =======         =======          =======           =======

Total Return(1)                                                         18.19%          32.92%            3.75%             8.33%
Ratios to Average Daily Net Assets:
   Expenses                                                              1.50%           1.50%            1.50%             1.50%
   Expenses in excess of income                                         (0.83)%         (0.64)%          (0.73)%           (0.52)%
Supplemental Data:
   Net assets at end of year (000)                                    $45,325         $38,127          $23,302           $28,867
   Portfolio turnover rate                                                 24%             39%              86%              133%
   Average commissions per share(2)                                   $0.0700              --               --                --

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(For a share outstanding throughout each period)

                                                                           For the Period
                                                            For the        June 20, 1996(1)
                                                          Year Ended           through
                                                          October 31,        October 31,
-------------------------------------------------------------------------------------------
                                                              1997              1996
Per Share Operating Performance:
   Net asset value at beginning of period                   $ 19.10            $ 19.22
                                                            -------            -------
Income from Investment Operations:
   Expenses in excess of income                               (0.18)             (0.12)
   Net realized and unrealized gain/(loss)
     on investments                                            4.70                 --
                                                            -------            -------
   Total from Investment Operations                            4.52              (0.12)
Less Distributions:
   Distributions from net realized short-term gains           (0.21)                --
   Distributions from net realized mid-term and
     long-term gains                                          (0.53)                --
                                                            -------            -------
   Total distributions                                        (0.74)                --
                                                            -------            -------
   Net asset value at end of period                         $ 22.88            $ 19.10
                                                            =======            =======

Total Return(2)                                               24.69%             (0.62)%
Ratios to Average Daily Net Assets:
   Expenses                                                    2.19%              2.25%(3)
   Expenses in excess of income                               (1.73)%            (1.67)%(3)
Supplemental Data:
   Net assets at end of period (000)                        $ 5,719            $   772
   Portfolio turnover rate                                       42%                24%
   Average commissions per share                            $0.0736            $0.0700

--------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(For a share outstanding throughout each period)

                                                                         For the Period
                                                           For the      November 2, 1995(1)
                                                         Year Ended          through
                                                         October 31,       October 31,
-------------------------------------------------------------------------------------------
                                                            1997              1996
Per Share Operating Performance:
   Net asset value at beginning of period                 $ 19.15           $ 17.45
                                                          -------           -------
Income from Investment Operations:
   Expenses in excess of income                             (0.26)            (0.12)
   Net realized and unrealized gain
     on investments                                          5.10              2.72
                                                          -------           -------
   Total from Investment Operations                          4.84              2.60
Less Distributions:
   Distributions from net realized short-term gains         (0.21)            (0.30)
   Distributions from net realized mid-term and
     long-term gains                                        (0.53)            (0.60)
                                                          -------           -------
   Total distributions                                      (0.74)            (0.90)
                                                          -------           -------
   Net asset value at end of period                       $ 23.25           $ 19.15
                                                          =======           =======

Total Return                                                26.36%            16.48%
Ratios to Average Daily Net Assets:
   Expenses                                                  1.19%             1.25%(2)
   Expenses in excess of income                             (0.74)%           (0.61)%(2)
Supplemental Data:
   Net assets at end of period (000)                      $13,068           $19,751
   Portfolio turnover rate                                     42%               24%
   Average commissions per share                          $0.0736           $0.0700

--------
(1) Commencement of operations.
(2) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Financial Highlights -- ABCAT Shares
(For a share outstanding throughout each year)

                                                                For the Period
                                                                 May 9, 1997(1)
                                                                    through
                                                                  October 31,
--------------------------------------------------------------------------------
                                                                     1997
Per Share Operating Performance:
   Net asset value at beginning of period                          $ 18.64
                                                                   -------
Income from Investment Operations:
   Expenses in excess of income                                      (0.06)
   Net realized and unrealized gain on investments                    4.66
                                                                   -------
   Total from Investment Operations                                   4.60
                                                                   -------
Net asset value at end of period                                   $ 23.24
                                                                   =======

Total Return                                                         24.68%
Ratios to Average Daily Net Assets:
   Expenses                                                           1.19%(2)
   Expenses in excess of income                                      (0.69)%(2)
Supplemental Data:
   Net assets at end of period (000)                               $35,653
   Portfolio turnover rate                                              42%
   Average commissions per share                                   $0.0736

---------
(1) Commencement of operations.
(2) Annualized.


                       See Notes to Financial Statements.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1 -- Significant Accounting Policies

     Flag Investors Emerging Growth Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on July 2, 1987 and commenced operations December 30, 1987, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. Its objective is to seek long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

     The Fund consists of four share classes: Class A Shares, which commenced June 15, 1988; Institutional Shares, which commenced November 2, 1995; Class B Shares, which commenced June 20, 1996; and Alex. Brown Capital Advisory & Trust Shares (ABCAT Shares), which commenced May 9, 1997.

     The Class A and Class B Shares are subject to different sales charges and distribution fees. The Class A Shares have a front-end sales charge and the Class B Shares have a contingent deferred sales charge. The Institutional Shares and ABCAT Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 1 -- concluded

        buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Taxes -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

            The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Securities Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, is the Fund's investment advisor. The Advisory Agreement provides for ICC to receive a maximum annual fee equal to 0.85% of the Fund's average daily net assets. However, the actual amount of

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------

NOTE 2 -- concluded

the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50%. The Fund paid ICC $782,095 in fees, which was equal to 0.85% of the Fund's average daily net assets, for advisory services for the year ended October 31, 1997.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $53,054 for accounting services for the year ended October 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $52,448 for transfer agent services for the year ended October 31, 1997.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. From September 22, 1997 to October 31, 1997, the Fund accrued $2,440 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets and 1.00% (including a 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets. For the year ended October 31, 1997, distribution fees aggregated $167,962, of which $142,369 was attributable to the Class A Shares and $25,593 was attributable to the Class B Shares. No distribution fees were charged to the Institutional and ABCAT Shares. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1997 was $1,993, and the accrued liability was $5,287.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 20 million shares of $.001 par value capital stock (8 million Class A, 1 million Class B, 5 million Institutional, 5 million Alex. Brown Capital Advisory and Trust and 1 million undesignated). Transactions in shares of the Fund are listed below.

                                                 Class A Shares
                                         -------------------------------
                                            For the          For the
                                          Year Ended        Year Ended
                                         Oct. 31, 1997     Oct. 31, 1996
                                         -------------     -------------
Shares sold                                1,220,895           706,114
Shares issued to shareholders on
   reinvestment of dividends                  92,972           106,529
Shares redeemed                             (612,803)         (675,793)
                                        ------------      ------------
Net increase in shares outstanding           701,064           136,850
                                        ============      ============
Proceeds from sale of shares            $ 24,515,195      $ 13,138,521
Value of reinvested dividends              1,709,779         1,733,222
Cost of shares redeemed                  (12,465,235)      (11,827,481)
                                        ------------      ------------
Net increase from capital share
   transactions                         $ 13,759,739      $  3,044,262
                                        ============      ============

                                                    Class B Shares
                                         ---------------------------------
                                            For the       For the Period
                                          Year Ended     June 20, 1996* to
                                         Oct. 31, 1997     Oct. 31, 1996
                                         -------------   -----------------
Shares sold                                  234,480           40,579
Shares issued to shareholders on
   reinvestment of dividends                   2,231               --
Shares redeemed                              (27,166)            (137)
                                          ----------         --------
Net increase in shares outstanding           209,545           40,442
                                          ==========         ========
Proceeds from sale of shares              $5,012,881         $779,667
Value of reinvested dividends                 40,890               --
Cost of shares redeemed                     (564,373)          (2,766)
                                          ----------         --------
Net increase from capital share
   transactions                           $4,489,398         $776,901
                                          ==========         ========
---------
*Commencement of operations.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                                   Institutional Shares
                                            ----------------------------------
                                               For the         For the Period
                                             Year Ended       Nov. 2, 1995* to
                                            Oct. 31, 1997       Oct. 31, 1996
                                            -------------     ----------------
Shares sold                                     834,599           1,127,123
Shares issued to shareholders on
   reinvestment of dividends                     49,811              11,073
Shares redeemed                              (1,353,795)**         (106,769)
                                           ------------         -----------
Net increase/(decrease) in shares
   outstanding                                 (469,385)          1,031,427
                                           ============         ===========
Proceeds from sale of shares               $ 16,289,665         $20,476,816
Value of reinvested dividends                   916,529             180,050
Cost of shares redeemed                     (26,372,242)**       (1,903,378)
                                           ------------         -----------
Net increase/(decrease) from capital share
   transactions                            $ (9,166,048)        $18,753,488
                                           ============         ===========


                                                                ABCAT Shares
                                                               ---------------
                                                               For the Period
                                                               May 9, 1997* to
                                                                Oct. 31, 1997
                                                               ---------------
Shares sold                                                       1,587,453***
Shares issued to shareholders on reinvestment of dividends               --
Shares redeemed                                                     (53,561)
                                                                -----------
Net increase in shares outstanding                                1,533,892
                                                                ===========
Proceeds from sale of shares                                    $31,836,820***
Value of reinvested dividends                                            --
Cost of shares redeemed                                          (1,183,760)
                                                                -----------
Net increase from capital share transactions                    $30,653,060
                                                                ===========
--------
  *Commencement of operations.
 **The number of shares redeemed and cost of shares redeemed for the year ended
   October 31, 1997 include the exchange from Institutional Shares into ABCAT Shares.
***The number of shares sold and proceeds from sale of shares for the year ended October 31, 1997 include the exchange from Institutional Shares into ABCAT Shares.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 4 -- Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $63,082,113 and sales of investment securities aggregated $35,363,293 for the year ended October 31, 1997.

     On October 31, 1997, aggregate net unrealized appreciation over tax cost for portfolio securities was $32,989,373, of which $35,959,081 related to appreciated securities and $2,969,708 related to depreciated securities.

NOTE 5 -- Net Assets

     On October 31, 1997, net assets consisted of:

Paid-in capital:
  Class A Shares                                                  $ 41,392,440
  Class B Shares                                                     5,266,299
  Institutional Shares                                               9,587,440
  ABCAT Shares                                                      30,653,060
Accumulated net realized gain from security transactions             5,277,279
Unrealized appreciation of investments                              33,386,005
                                                                  ------------
                                                                  $125,562,523
                                                                  ============
NOTE 6 -- Tax Information (Unaudited)

     The following information summarizes all per share distributions paid by the Fund during the taxable period ending October 31, 1997.

                                           Total
   Record            Payable             Ordinary                Long-Term
    Date              Date                Income               Capital Gains
   ------            -------             --------              -------------
  12/20/96          12/30/96               $0.21                   $0.53

NOTE 7 -- Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust New York Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Emerging Growth Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC. The new agreement is substantially the same as the former agreement.

FLAG INVESTORS EMERGING GROWTH FUND
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Emerging Growth Fund, Inc.:

     We have audited the accompanying statement of net assets of Flag Investors Emerging Growth Fund, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Emerging Growth Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented herein, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
November 26, 1997

PART C.     OTHER INFORMATION
            -----------------

Item 24.  Financial Statements and Exhibits.
          ---------------------------------

      List all financial statements and exhibits filed as part of the Registration Statement.

      (a)   Financial statements:

            (1) Included in Part A of the Registration Statement:


                  - Financial Highlights for the Flag Investors Class A Shares for the fiscal years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994,
                          October 31, 1993, October 31, 1992, October 31, 1991,
                          October 31, 1990 and October 31, 1989 and for the period from December 30, 1987 (commencement of operations) through October 31, 1988

                  - Financial Highlights for the Flag Investors Institutional Shares for the fiscal year ended October 31, 1997 and for the period from November 2, 1995 (commencement of operations) through October 31, 1996

                  - Financial Highlights for the ABCAT Shares for the period from May 9, 1997
                          (commencement of operations) through October 31, 1997.


            (2) Included in Part B of the Registration Statement:


                  -       Statement of Net Assets as of October 31, 1997

                  - Statement of Operations for the fiscal year ended October 31, 1997

                  - Statement of Changes in Net Assets for the fiscal years ended October 31, 1997 and October 31, 1996

                  - Financial Highlights for the fiscal years ended October 31, 1997, October 31, 1996, October 31, 1995,
                          October 31, 1994 and October 31, 1993.


                  -       Notes to the Financial Statements

                  -       Report of Independent Accountants

            (3) All required financial statements are included in Parts A and B of the Registration Statement. All other financial statements and schedules are inapplicable.

      (b)   Exhibits:


            (1)   (a)     Articles of Incorporation.(1)

                  (b)     Articles of Amendment.(1)

                  (c)     Articles Supplementary.(1)

                  (d)     Articles Supplementary.(2)

                  (e) Articles Supplementary with respect to the creation of the ABCAT Shares Class.(3)

            (2) By-Laws as amended through December 18, 1996.(3)


            (3) None.


            (4) Specimen Security with respect to Flag Investors Shares.(4)

            (5) Investment Advisory Agreement between Registrant and Investment
                Company Capital Corp., filed herewith.

            (6) (a) Distribution Agreement dated as of August 31, 1997 between Registrant and ICC Distributors, Inc., filed herewith.

                (b) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Dealers, filed herewith.

                (c) Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents, filed herewith.


            (7) None.


            (8) Form of Custodian Agreement between Registrant and Bankers Trust
                Company, filed herewith.

            (9) (a) Master Services Agreement between Registrant and Investment Company Capital Corp. with Appendices for the provision of Transfer Agency and Accounting Services.(1)

          (10)  Opinion of Counsel(1)


          (11)  Consent of Coopers & Lybrand L.L.P., filed herewith.

          (12)  None.


          (13)  Subscription Agreements between Registrant and Investors.(1)


          (14)  None.


          (15)  (a)   Distribution Plan with respect to Flag Investors Emerging
                      Growth Fund Class A Shares.(1)

                (b) Distribution Plan with respect to Flag Investors Emerging Growth Fund Class B Shares.(5)

                (c) Amended Distribution Plan with respect to Flag Investors Emerging Growth Fund Class A Shares, filed herewith.

                (d) Amended Distribution Plan with respect to Flag Investors Emerging Growth Fund Class B Shares, filed herewith.

          (16) Schedule of Computation of Performance Data (unaudited).(1)

          (18) (a) Rule 18f-3 Plan.(6)

               (b) Rule 18f-3 Plan, as amended through March 26, 1997.(3)

               (c) Amended Rule 18f-3 Plan, filed herewith.

          (24) Powers of Attorney, filed herewith.


          (27) Financial Data Schedule, filed herewith.
--------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on August 18, 1995.


(2) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on February 28, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on February 26, 1997.

(4) Incorporated herein by reference to Exhibit 1 (Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 10, 11 and 14, to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179) filed with the Securities and Exchange Commission via EDGAR on August 18, 1995, February 28, 1996 and February 26, 1997, respectively, and Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 14 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on February 26, 1997.


(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on March 25, 1996.

(6) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on October 18, 1996.


Item 25.  Persons Controlled by or under Common Control with Registrant.
          -------------------------------------------------------------

      Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

      None.


Item 26.  Number of Holders of Securities.
          -------------------------------

      State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.


      The following information is given as of February 2, 1998.


      Title of Class                                    Number of Record Holders
      --------------                                    ------------------------


      Common Stock    Flag Investors Class A Shares           2,347
                                                              -----
                      Flag Investors Class B Shares             337
                                                              -----
                      Flag Investors Institutional Shares        93
                                                              -----
                      Alex. Brown Capital Advisory & Trust       14
                             Company Shares                   -----



Item 27.  Indemnification.
          ---------------

      State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

      Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), MD Corps. & Ass'ns Code Ann. Section 2-418 (1985 repl. vol.) and Article VIII of Registrant's Articles of Incorporation, provide that in certain situations the Registrant may indemnify any person who was or is a director, officer or employee of the Registrant against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such indemnified person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body except with respect to any matter as to which such person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person's action was in the best interests of the Registrant or (b) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Expenses, including counsel fees so incurred by any such person, shall be paid from time to time by the Registrant in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under the Articles of Incorporation, provided, however, that either (a) such person shall have provided appropriate security for such undertaking, (b) the Registrant shall be insured against losses arising from any such advance payments or (c) either a majority of the Directors who are not "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act acting on the matter (provided that a majority of the Directors who are not "interested persons" then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found entitled to indemnification under the Articles of Incorporation.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.


Item 28. Business and Other Connections of Investment Advisor.
         ----------------------------------------------------

      Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


      During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than as an officer or employee of BT Alex. Brown Incorporated (formerly Alex. Brown & Sons Incorporated).



Item 29. Principal Underwriters
         ----------------------


     (a) ICC Distributors, Inc. acts as distributor for BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly known as Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.


     (b)

Names and Principal                     Position and Offices                          Position and Offices
Business Address*                       with Principal Underwriter                    with Registrant
---------------------                   --------------------------                    ---------------
John Y. Keefer                          President                                           None
Sara M. Morris                          Treasurer                                           None
David I. Goldstein                      Secretary                                           None
Richard C. Butt                         Vice President                                      None
Margaret J. Fenderson                   Assistant Treasurer                                 None
Dana L. Lukens                          Assistant Secretary                                 None
Nanette K. Chern                        Chief Compliance Officer                            None

--------------------
*     Two Portland Square
      Portland, ME  04101


      (c)  Not Applicable.

Item 30. Location of Accounts and Records.
         --------------------------------

      With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.


          Investment Company Capital Corp. ("ICC") (Registrant's investment advisor, transfer agent, dividend disbursing agent and accounting services provider), One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Registrant, except for those maintained by the Registrant's distributor, ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101, or by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York, 10006.

          In particular, with respect to the records required by Rule 31a-1(b)(1), ICC maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the transfer agent), all receipts and disbursements of cash, and all other debts and credits.


Item 31. Management Services.
         -------------------

      Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

      See Exhibit 8.

Item 32.  Undertakings.
          ------------

      Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

      (a) Not Applicable.

      (b) Not Applicable.

      (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting Registrant at
          (800) 767-3524.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 25th day of February, 1998.

                                               FLAG INVESTORS EMERGING GROWTH
                                               FUND, INC.

                                                By: /s/Harry Woolf
                                                    --------------
                                                    Harry Woolf
                                                    President

                  Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

      *                                        Chairman and Director            February 25, 1998
---------------------                                                           -----------------
Truman T. Semans                                                                Date

      *                                        Director                         February 25, 1998
---------------------                                                           -----------------
James J. Cunnane                                                                Date

      *                                        Director                         February 25, 1998
---------------------                                                           -----------------
Richard T. Hale                                                                 Date

      *                                        Director                         February 25, 1998
---------------------                                                           -----------------
John F. Kroeger                                                                 Date

      *                                        Director                         February 25, 1998
---------------------                                                           -----------------
Louis E. Levy                                                                   Date

      *                                        Director                         February 25, 1998
---------------------                                                           -----------------
Eugene J. McDonald                                                              Date

      *                                        Director                         February 25, 1998
---------------------                                                           -----------------
Rebecca W. Rimel                                                                Date

      *                                       Director                          February 25, 1998
---------------------                                                           -----------------
Carl W. Vogt                                                                    Date

/s/Harry Woolf                                President                         February 25, 1998
---------------------                                                           -----------------
Harry Woolf                                                                     Date

/s/ Joseph A. Finelli                         Chief Financial
---------------------                         and Accounting
Joseph A. Finelli                             Officer


* By: /s/Amy M. Olmert
      ----------------
         Amy M. Olmert
         Attorney-In-Fact



                                  EXHIBIT INDEX
                                  -------------

  EDGAR
  Exhibit
  Number                                         Description                                        Page No.
  -------                                        -----------                                        -------

                 (1)       (a) Articles of Incorporation.(1)

                 (1)       (b) Articles of Amendment.(1)

                 (1)       (c) Articles Supplementary.(1)

                 (1)       (d) Articles Supplementary.(2)

                 (1)       (e) Articles Supplementary with respect to creation of
                               ABCAT Shares Class.(3)

                 (2)       By-Laws as amended through December 18, 1996.(3)


                 (3)       None.


                 (4)       Specimen Security with respect to Flag Investors Shares.(4)

EX-99.B.         (5)       Investment Advisory Agreement between Registrant and
                           Investment Company Capital Corp., filed herewith.

EX-99.B.         (6)       (a) Distribution Agreement dated as of August 31,
                               1997 between Registrant and ICC Distributors,
                               Inc., filed herewith.

EX-99.B.         (6)       (b) Form of Sub-Distribution Agreement between ICC
                               Distributors, Inc. and Participating Dealers, filed
                               herewith.

EX-99.B.         (6)       (c) Shareholder Servicing Agreement between Registrant and
                               Shareholder Servicing Agents, filed herewith.

                 (7)       None.

EX-99.B.         (8)       Form of Custodian Agreement between Registrant and
                           Bankers Trust Company, filed herewith.

                 (9)       (a) Master Services Agreement between Registrant and Investment
                               Company Capital Corp. with Appendices for the provision of
                               Transfer Agency and Accounting Services.(1)

                 (10)      Opinion of Counsel.(1)

EX-99.B.         (11)      Consent of Coopers & Lybrand L.L.P., filed herewith.


                 (12)      None.

                 (13)      Subscription Agreements between Registrant and Investors.(1)






                 (14)      None.

                 (15)      (a)  Distribution Plan with respect to Flag Investors Emerging
                                Growth Fund Class A Shares.(1)

                 (15)      (b)  Distribution Plan with respect to Flag Investors Emerging Growth
                                Fund Class B Shares.(4)


EX-99.B.         (15)      (c)  Amended Distribution Plan with respect to Flag Investors Emerging Growth
                                Fund Class A Shares, filed herewith.

EX-99.B.         (15)      (d)  Amended Distribution Plan with respect to Flag Investors Emerging Growth
                                Fund Class B Shares, filed herewith.


                 (16)      Schedule of Computation of Performance Quotations (unaudited).(1)

                 (18)      (a)  Rule 18f-3 Plan.(6)

                           (b)  Rule 18f-3 Plan, as amended through March 26, 1997.(3)

EX-99.B                    (c)  Amended Rule 18f-3 Plan, filed herewith.

EX-99.B.         (24)      (a)  Powers of Attorney, filed herewith.

EX-27            (27)       Financial Data Schedule, filed herewith.


------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on August 18, 1995.


(2) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on February 28, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on February 26, 1997.

(4) Incorporated herein by reference to Exhibit 1 (Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 10, 11 and 14, to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179) filed with the Securities and Exchange Commission via EDGAR on August 18, 1995, February 28, 1996 and February 26, 1997, respectively, and
    Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 14 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on February 26, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on March 25, 1996.

(6) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on October 18, 1996.